VANGUARD CALIFORNIA
TAX-EXEMPT FUNDS

VANGUARD CALIFORNIA TAX-EXEMPT
 MONEY MARKET FUND

VANGUARD CALIFORNIA INSURED
 INTERMEDIATE-TERM TAX-EXEMPT FUND

VANGUARD CALIFORNIA INSURED
 LONG-TERM TAX-EXEMPT FUND

[PHOTO]

SEMIANNUAL
REPORT
MAY 31, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                   [GRAPHIC]

                                   CONTENTS

                                 A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                THE MARKETS IN
                                  PERSPECTIVE
                                       4

                                  REPORT FROM
                                  THE ADVISER
                                       6

                             PERFORMANCE SUMMARIES
                                       8

                                 FUND PROFILES
                                      10

                             FINANCIAL STATEMENTS
                                      14


           FOR AN UPDATE ON OUR YEAR 2000 PREPAREDNESS, SEE PAGE 38.

                       All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

DEAR SHAREHOLDER,

[PHOTO]                             [PHOTO]
John J. Brennan                     John C. Bogle
Chairman & CEO                      Senior Chairman


During the first half of the Vanguard California Tax-Exempt Funds' 1999 fiscal year, municipal bond prices dipped in the face of rising interest rates. These lower prices offset most of the interest income earned by tax-exempt securities during the six months ended May 31, 1999, and resulted in relatively modest total returns on municipal bonds for the period.

----------------------------------------------------
                                     TOTAL RETURNS
                                   SIX MONTHS ENDED
                                     MAY 31, 1999
----------------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT
  MONEY MARKET FUND                       +1.4%
  (SEC 7-Day Annualized Yield: 2.91%)
Average California Tax-Exempt
  Money Market Fund                       +1.2
----------------------------------------------------
VANGUARD CALIFORNIA INSURED
  INTERMEDIATE-TERM TAX-EXEMPT FUND       +0.7%
Average California Intermediate-Term
  Tax-Exempt Fund                         +0.4
----------------------------------------------------
VANGUARD CALIFORNIA INSURED LONG-TERM
  TAX-EXEMPT FUND                         +0.6%
Average California Long-Term
  Tax-Exempt Fund                         -0.1
----------------------------------------------------

      In this environment, our Insured Long-Term Tax-Exempt Fund earned a six-month total return (capital change plus reinvested dividends) of +0.6%, our Insured Intermediate-Term Tax-Exempt Fund earned +0.7%, and our Tax-Exempt Money Market Fund earned +1.4%. The adjacent table presents the half-year returns for our funds, along with those of their average peers. As you can see, the returns of each outpaced those of similar mutual funds.

      The total return of the Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $11.73 per share on November 30, 1998, to $11.41 per share on May 31, 1999, and is adjusted for dividends totaling $0.281 per share paid from net investment income and a distribution of $0.110 per share paid from net realized capital gains. The total return of the Insured Intermediate-Term Tax-Exempt Fund is based on a decrease in net asset value from $10.95 per share on November 30, 1998, to $10.79 per share on May 31, 1999, and is adjusted for dividends totaling $0.239 per share paid from net investment income. The Tax-Exempt Money Market Fund's net asset value remained at $1.00 per share, as was expected but not guaranteed. On May 31, the Insured Long-Term Fund's yield stood at 4.56%, the Insured Intermediate-Term Fund's yield at 4.10%, and the Money Market Fund's yield at 2.91%.

      For California residents, income earned by our funds is exempt from federal and California State income taxes, but may be subject to local taxes and the Alternative Minimum Tax.

THE PERIOD IN REVIEW

The U.S. economy steamed ahead during the half-year as consumers continued spending at a breakneck pace and the manufacturing sector showed signs of recovering from last fall's woes. Economic growth expanded at an annual rate of 4.3% during the first three months of 1999, while both unemployment and inflation remained low. The Wilshire 5000 Equity Index, which tracks the entire U.S. stock market, gained +13.2% for the six months.

      While the strong growth pace was regarded enthusiastically by the stock market, it was hardly welcome news in the bond market, where investors feared that higher inflation would result from an overheated economy. These concerns drove interest rates higher and bond prices lower. The yield of the benchmark 30-year U.S. Treasury bond climbed from its starting point of 5.06% on November 30, 1998, to 5.83% on May 31--a significant increase of 77 basis points. At the shorter end of the bond spectrum, the yield of 3-month Treasury bills rose by 15 basis points to close the period at 4.63%.

      Though yields of municipal bonds also rose, the climb was not as steep as for Treasuries. Yields on high-grade long-term municipal bonds ended the half-year at 5.16%, up from 4.89% when the period began. Yields on top-grade (MIG-1) 3-month notes rose on balance to 3.15% from 2.95% six months earlier.

      Municipal bonds continue to offer excellent value relative to U.S. Treasuries, although they are not quite as attractive as they were six months ago. On May 31, the yield of a high-grade, long-term municipal bond was equal to about 89% of the yield of the 30-year U.S. Treasury, whose interest is subject to federal income tax. This proportion has historically been about 84%. Early in the period, however, it was about 97%, largely because Treasury yields had been driven lower by heavy buying from investors who fled riskier securities.

PERFORMANCE OVERVIEW

Our Tax-Exempt Money Market Fund's six-month return of +1.4% topped the +1.2% return of the average California tax-exempt money market fund. Our margin over our average peer can be explained by our much lower expenses.

      The +0.7% total return achieved by the Insured Intermediate-Term Tax-Exempt Fund consisted of a +2.2% income return and a price decline of -1.5%. The fund's performance topped the +0.4% return of the average California intermediate-term municipal bond fund but was slightly behind the +0.8% return of the Lehman 7 Year Municipal Bond Index. This national index, which exists outside the "real world" of operating expenses and transaction costs, is a tough standard for all state tax-exempt funds.

      The +0.6% total return achieved by the Insured Long-Term Tax-Exempt Fund consisted of a +2.4% income return and a price decline of -1.8%, which reflected the rise in interest rates. The fund's performance was better than the -0.1% return of the average California long-term municipal bond fund but fell behind the +0.8% return of the overall Lehman Municipal Bond Index.

      Of course, interest rate fluctuations--up and down--are to be expected. In our letter to you six months ago, we explained that declining interest rates gave a boost to bond prices, resulting in an excellent fiscal 1998 total return of +8.3% for the Insured Long-Term Fund. Over time, however, the effects of rate variations tend to be offsetting, leaving the rate of interest income as the chief source of long-term bond returns.

      A six-month period is too short to provide a complete picture of a bond fund's return. This is because only half of the year's interest income is accounted for, while the price changes engendered by shifts in interest rates are fully reflected. Consequently, investors should consider a full year's interest income as part of a semiannual review. During the twelve months ended May 31, 1999, our Insured Long-Term Tax-Exempt Fund earned a total return of +5.0%, consisting entirely of interest income. The +4.9% total return of our Intermediate-Term Tax-Exempt Fund consisted of a +4.5% income return and a +0.4% capital return.

      Our low costs play a critical role in our success. Our funds have annualized expense ratios (expenses as a percentage of average net assets) of about 0.20%, compared with 1.19% charged by the average long-term California tax-exempt fund, 0.78% for the average intermediate-term California tax-exempt fund, and 0.63% for the average California tax-exempt money market fund. Costs matter because they are deducted from the income earned by the fund. Therefore, lower operating expenses mean that a higher percentage of the gross interest income is passed along to shareholders.

      Also instrumental in our long-term success is the skillful management of Vanguard Fixed Income Group, which selects the securities for our funds. Our Insured Long-Term and Insured Intermediate-Term Funds invest predominantly in bonds that carry private insurance guaranteeing the payment of principal and interest in the event that a bond issuer defaults on its debt obligations. Though these securities offer slightly lower gross yields than noninsured bonds, our low costs historically have made up the difference--and then some. This cost advantage has allowed our fund to provide net returns that are fully competitive with those of uninsured--and thus, lower-quality--municipal bond portfolios.

IN SUMMARY

The swift rise in interest rates over the past several months is not an aberration but rather a normal, if unpleasant, part of the cyclicality of the financial markets. The variable nature of both bond and stock markets is the reason we continuously counsel shareholders to hold balanced portfolios suitable to their goals, time horizon for investing, and tolerance for risk. Building such a program and then sticking with it through good times and bad is a prudent, and ultimately rewarding, method of confronting the ever-present volatility of the financial markets.

      We look forward to reporting to you on the full 1999 fiscal year six months hence.


/s/ JOHN C. BOGLE                       /s/ JOHN J. BRENNAN

John C. Bogle                           John J. Brennan
Senior Chairman                         Chairman and
                                        Chief Executive Officer

June 14, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1999

[PHOTO]

Sentiment shifted on the world's financial markets during the six months ended May 31, 1999. The period began amid lingering anxiety over the state of the world economy. Japan was in recession, economic growth was only sluggish in Europe, and many developing nations were crisis-ridden. The United States was just about the sole bright spot.

      However, as the period progressed and reports showed rapid growth in U.S. business activity, there was an evident reduction in anxiety. Midway through the period, leadership in the U.S. stock market shifted away from a relatively narrow group of large growth stocks regarded as relatively recession-proof and toward cyclical stocks that had been depressed by fears of recession and by falling demand from overseas markets. As confidence in global economic growth grew, interest rates rose and bond prices declined in the United States due to expectations that the Federal Reserve Board would raise interest rates to ward off a potential surge in inflation. Internationally, however, a growing conviction that the worst was over led to solid gains for stock markets in Japan and several emerging markets.

U.S. STOCK MARKETS

Stock prices climbed during the half-year, reflecting the healthy domestic economy and investors' confidence in future growth of corporate profits. The overall market, as measured by the Wilshire 5000 Index, rose 13.2% during the period, while the S&P 500 Index, a barometer for large-capitalization stocks, gained 12.6%.

---------------------------------------------------------------------------------
                                                          TOTAL RETURNS
                                                   PERIODS ENDED MAY 31, 1999
                                                -------------------------------
                                                6 MONTHS     1 YEAR    5 YEARS*
---------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                                  12.6%      21.0%      25.9%
   Russell 2000 Index                             11.0       -2.7       13.6
   Wilshire 5000 Index                            13.2       17.7       23.8
   MSCI EAFE Index                                 4.2        4.7        8.0
---------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                    -0.8%       4.4%       7.8%
   Lehman 10 Year Municipal Bond Index             0.4        4.6        7.2
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                     2.2        4.8        5.2
---------------------------------------------------------------------------------
OTHER
   Consumer Price Index                            1.3%       2.1%       2.4%
---------------------------------------------------------------------------------

*Annualized.

      During the early part of the semiannual period, stock investors favored large-cap growth stocks--a group perceived as less subject to harm during an economic downturn. In the United States, the Federal Reserve had already cut short-term rates by a total of 0.75 percentage point in the autumn. Foreign central banks continued cutting rates into the new year to combat sluggish economic conditions in Europe, Asia, and Latin America. Late in the semiannual period, U.S. investors were rewarded for their earlier optimism with a series of surprisingly strong gains in corporate earnings--a record percentage of companies in the S&P 500 reported earnings that beat analysts' estimates.

      Throughout the period, U.S. consumers provided support for the global economy: Spending by consumers continued to set records, and American households on average spent nearly every dollar of income they earned. The upbeat mood stemmed from a bright employment picture (unemployment hovered near 30-year lows) and rising incomes.

      Improved prospects for global economic growth propelled several formerly lackluster areas of the stock market, particularly commodity-related companies and "cyclical" companies such as machinery, chemical, and paper manufacturers. Higher oil prices, boosted by firmer demand and by agreement among oil-producing nations to limit production, revived the "other energy" and integrated-oils sectors, which gained about 36% and 16%, respectively. Technology stocks, up 26% for the six months, were the market's leaders, but most of the sector's gains came during the first three months of the period. Consumer-staples companies, beset by tough price competition and hurt by the stronger U.S. dollar in Europe, were the worst-performing group in the half-year, down about 7%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the half-year was too much of a good thing. Although the inflation rate did not get out of hand--consumer prices rose 1.3% during the six months and were up 2.1% for the twelve months ended May 31--investors were worried that low unemployment (4.2% of the labor force in May) would trigger an acceleration in wages and push up prices.

      Yields on U.S. Treasury bonds, which had fallen during the summer and early fall of 1998 as investors flocked to what they regarded as a haven from instability in other markets, rose by three-quarters of a percentage point or more. The yield of the 30-year Treasury bond rose 77 basis points, to 5.83% on May 31 from 5.06% on November 30, 1998. The yield of the 10-year Treasury rose 91 basis points, to 5.62% from 4.71%. Short-term rates didn't rise as far:
Yields on 3-month T-bills were up on balance by only 15 basis points, to 4.63% on May 31. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 0.8% on a total-return basis, as bond prices declined an average of 3.8%, outweighing the 3.0% in interest income for the period.

      Municipal bonds suffered only modest price declines and outperformed Treasury securities during the period--a switch from the previous six months, when Treasuries were the strongest segment of the bond market.

INTERNATIONAL STOCK MARKETS

Most overseas stock markets generated positive returns during the six months, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. However, the strong rise in the value of the U.S. dollar against European currencies negated most of the advances in that region for U.S. investors. Emerging markets generally rebounded strongly, having suffered steep losses in 1997 and 1998.

      Overall, the developed markets outside the United States gained 4.2% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region and in emerging markets, where investors saw hopeful signs of economic recovery. The MSCI Pacific Index rose 14.2% in U.S.-dollar terms, despite a continuing recession in Japan. The MSCI Select Emerging Markets Free Index climbed 19.0%. European stocks were up a scant 0.3% in dollar terms, as gains of about 8% in local currencies were diminished by the dollar's rise against the euro--a common currency adopted by 11 nations--and other regional currencies.

REPORT FROM THE ADVISER

[PHOTO]

During the fiscal half-year ended May 31, 1999, interest rates rose as investors became worried that the strong growth of the U.S. economy might lead to an acceleration in the inflation rate. As the period progressed, the U.S. economy's growth rate slowed, but remained strong.

      On the inflation front, investors' fears seemed misplaced until May, when the Consumer Price Index came in above expectations. Soon after, the Federal Reserve Board announced that it had adopted a bias toward a tighter monetary policy, meaning that it was more likely to raise interest rates in the coming months than to lower them. A decision to raise short-term interest rates would, if taken, be aimed at slowing growth and heading off increases in inflation. The Fed's announcement marked the first time the agency had told the public immediately about its adoption of a policy bias, rather than releasing the information at a later date. As we reached the midpoint of our fiscal year, interest rates were hovering around their highest levels of the period, and market participants were waiting to see whether inflation and growth statistics would prompt the Fed to act on its tightening bias.

      Municipal bonds outperformed U.S. Treasury bonds with equivalent maturities during the half-year. The benchmark 30-year U.S. Treasury bond's yield increased by 77 basis points, from 5.06% on November 30, 1998, to 5.83% on May 31, 1999. The yield of a 30-year AAA-rated general obligation municipal bond increased 27 basis points, from 4.89% to 5.16%, over the same period. The municipal bond market's strong relative performance can be explained by two factors. First, municipal bond yields at the start of the 1999 fiscal year were very attractive compared with Treasury yields. The global forces that had compelled investors to seek the safety of Treasuries during summer 1998 did not carry over to the municipal market, which consequently underperformed Treasuries last fiscal year. This set the stage for municipals' superior performance in the ensuing six months. Second, there was a 24% decline in the issuance of municipal bonds during the first five months of calendar year 1999 compared with the same period a year earlier.

THE INSURED INTERMEDIATE-TERM AND INSURED LONG-TERM TAX-EXEMPT FUNDS

The supply of newly issued municipals varied widely by state. In California, new bond issuance declined by 26% compared with 1998. The supply of new bonds declined for two reasons, both related to higher interest rates. First, as rates rose, many issuers were no longer able to refinance older, higher-coupon bonds by issuing new bonds at lower rates. Second, higher interest rates made borrowing less attractive to bond issuers.

      All in all, municipal bonds had a strong quarter compared with other types of bonds. Even so, high-quality, long-term municipals continue to be attractive investments, with yields as of May 31, 1999, equivalent to a relatively high 89% of the yield on long-term

U.S. Treasury bonds. Given that interest on municipal bonds is generally exempt from federal income tax, while interest on Treasuries and corporate bonds is not, municipals provide a better after-tax yield than any taxable bond of similar credit quality.

      Going forward, new municipal bond issuance is expected to remain low through year-end. Also, as the outlook for growth and inflation becomes clearer, the Fed should give more direction to the market. At the least, this should reduce uncertainty and bring some comfort to the bond markets.

      The Vanguard California Tax-Exempt Funds' low operating costs and high credit quality should stand our shareholders in good stead during this year's turbulent bond markets.

THE TAX-EXEMPT MONEY MARKET FUND

The economy's strength and the resulting threat of inflation were foremost on investors' minds throughout the first half of the fiscal year. Consequently, the yield on 1-year U.S. Treasury bills increased 47 basis points to finish the half-year at 4.97%. Municipal securities with similar maturities experienced a 19-basis-point increase in yields, to 3.18% as of May 31, 1999. We believe the strength of the U.S. economy is tempered by continued economic uncertainty abroad, so our fund remains in a neutral position in terms of its average maturity. In addition to fundamental economic forces, cash flows had a significant impact on short-term municipal securities.

      During the second quarter of the period, the annual onset of redemptions by shareholders paying income tax liabilities contributed to the increase in yields on short-term tax-exempt securities. In all, holders of state-specific money market portfolios redeemed a net total of some $2.6 billion, or 4.4% of assets, during the tax season, according to IBC Financial Data. As mutual funds sold securities to meet these redemptions, the temporary oversupply of short-term securities, coupled with a general rise in short-term interest rates during late April and May, caused rates to rise significantly. Your management used this opportunity to position the fund to benefit from the recent economic trends, to further diversify its holdings, and to enhance its overall credit quality.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

June 11, 1999

INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and California income taxes by investing in insured and high-quality uninsured securities issued by California state, county, and municipal governments.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note that income returns can fluctuate widely, as can the share price of the California Insured Intermediate-Term Tax-Exempt Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: JUNE 1, 1987-MAY 31, 1999
-------------------------------------------------------
                     CALIFORNIA TAX-EXEMPT    AVERAGE
                       MONEY MARKET FUND       FUND*
FISCAL     CAPITAL      INCOME       TOTAL     TOTAL
YEAR       RETURN       RETURN      RETURN     RETURN
-------------------------------------------------------
1987         0.0%         2.2%        2.2%      2.1%
1988         0.0          5.1         5.1       4.8
1989         0.0          6.2         6.2       5.8
1990         0.0          5.6         5.6       5.3
1991         0.0          4.4         4.4       4.2
1992         0.0          3.0         3.0       2.7
1993         0.0          2.4         2.4       2.0
1994         0.0          2.6         2.6       2.3
1995         0.0          3.7         3.7       3.3
1996         0.0          3.3         3.3       2.9
1997         0.0          3.4         3.4       3.0
1998         0.0          3.1         3.1       2.8
1999**       0.0          1.4         1.4       1.2
-------------------------------------------------------

 *Average California Tax-Exempt Money Market Fund.

**Six months ended May 31, 1999.

SEC 7-Day Annualized Yield (5/31/1999): 2.91%

See Financial Highlights table on page 33 for dividend information for the past five years.


CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: MARCH 4, 1994-MAY 31, 1999
------------------------------------------------------
        CALIFORNIA INSURED INTERMEDIATE-
               TERM TAX-EXEMPT FUND        LEHMAN*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
------------------------------------------------------
1994        -3.6%     3.4%      -0.2%       -1.1%
1995         8.3      5.6       13.9        15.2
1996         1.3      5.1        6.4         5.2
1997         1.0      4.9        5.9         6.0
1998         2.7      4.8        7.5         7.3
1999**      -1.5      2.2        0.7         0.8
------------------------------------------------------

 *Lehman 7 Year Municipal Bond Index.

**Six months ended May 31, 1999.

See Financial Highlights table on page 34 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
---------------------------------------------------------------------------------------------------------
                                                                                      10 YEARS
                                          INCEPTION                          ----------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------------------
California Tax-Exempt Money Market Fund   6/1/1987    2.91%       3.25%       0.00%      3.65%     3.65%
California Insured Intermediate-Term
  Tax-Exempt Fund                         3/4/1994    6.31        6.99        1.79**     4.96**    6.75**
---------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: APRIL 7, 1986-MAY 31, 1999
------------------------------------------------------
           CALIFORNIA INSURED LONG-TERM
                 TAX-EXEMPT FUND           LEHMAN*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
------------------------------------------------------
1986         4.8%      4.6%       9.4%      9.4%
1987       -11.6       6.3       -5.3      -0.2
1988         4.9       7.3       12.2      10.6
1989         4.9       7.3       12.2      11.0
1990         0.3       6.8        7.1       7.7
1991         2.1       6.5        8.6      10.3
1992         4.4       6.4       10.8      10.0
1993         5.7       5.8       11.5      11.1
1994       -11.0       5.1       -5.9      -5.2
1995        13.6       6.5       20.1      18.9
1996         1.3       5.6        6.9       5.9
1997         1.1       5.4        6.5       7.2
1998         3.1       5.2        8.3       7.8
1999**      -1.8       2.4        0.6       0.8
------------------------------------------------------

 *Lehman Municipal Bond Index.

**Six months ended May 31, 1999.

See Financial Highlights table on page 34 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
----------------------------------------------------------------------------------------------------------
                                                                                      10 YEARS
                                          INCEPTION                        -------------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
----------------------------------------------------------------------------------------------------------
California Insured Long-Term
  Tax-Exempt Fund                         4/7/1986     6.67%      7.92%      2.25%      5.99%      8.24%
----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
--------------------------------------
Yield                            2.9%
Average Maturity              27 days
Average Quality                 MIG-1
Expense Ratio                  0.21%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------
MIG-1/SP-1+                         73.9%
A-1/P-1                             26.1
AAA/AA                               0.0
A                                    0.0
------------------------------------------------
Total                              100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
---------------------------------------------------
                  CALIFORNIA INSURED        LEHMAN
                   INTERMEDIATE-TERM        INDEX*
---------------------------------------------------
Number of Issues                 335        49,905
Yield                           4.1%            --
Yield to Maturity               4.3%            --
Average Coupon                  5.2%          5.5%
Average Maturity           7.1 years    13.2 years
Average Quality                  AAA           AA+
Average Duration           5.6 years     7.2 years
Expense Ratio                0.17%**            --
Cash Reserves                   0.5%            --

 *Lehman Municipal Bond Index.

**Annualized.

INVESTMENT FOCUS
-----------------------------
[GRAPH]

VOLATILITY MEASURES
---------------------------------------------------
                  CALIFORNIA INSURED        LEHMAN
                   INTERMEDIATE-TERM        INDEX*
---------------------------------------------------
R-Squared                       0.92          1.00
Beta                            0.85          1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------
AAA                                      98.4%
AA                                        1.6
A                                         0.0
BBB                                       0.0
BB                                        0.0
B                                         0.0
-------------------------------------------------
Total                                   100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------
Under 1 Year                        7.4%
1-5 Years                          21.4
5-10 Years                         41.3
10-20 Years                        29.9
20-30 Years                         0.0
Over 30 Years                       0.0
-------------------------------------------------
Total                             100.0%

FUND PROFILE
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
----------------------------------------------------
                   CALIFORNIA INSURED        LEHMAN
                            LONG-TERM        INDEX*
----------------------------------------------------
Number of Issues                  241        49,905
Yield                            4.6%            --
Yield to Maturity                4.7%            --
Average Coupon                   5.3%          5.5%
Average Maturity           10.9 years    13.2 years
Average Quality                   AAA           AA+
Average Duration            7.6 years     7.2 years
Expense Ratio                 0.19%**            --
Cash Reserves                    0.3%            --

 *Lehman Municipal Bond Index.

**Annualized.

INVESTMENT FOCUS
---------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------
                  CALIFORNIA INSURED        LEHMAN
                           LONG-TERM        INDEX*
----------------------------------------------------
R-Squared                       0.96          1.00
Beta                            1.23          1.00
----------------------------------------------------

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
AAA                                      96.0%
AA                                        4.0
A                                         0.0
BBB                                       0.0
BB                                        0.0
B                                         0.0
-----------------------------------------------
Total                                   100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
--------------------------------------------
Under 1 Year                      6.3%
1-5 Years                        11.6
5-10 Years                       28.0
10-20 Years                      39.1
0-30 Years                       15.0
Over 30 Years                     0.0
--------------------------------------------
Total                           100.0%

FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE     MARKET
                                                                              MATURITY           AMOUNT     VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                              COUPON       DATE            (000)      (000)
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.5%)
--------------------------------------------------------------------------------------------------------------------
Alameda-Contra Costa CA School Financing Auth. COP VRDO
  (Capital Improvement Financing Pooled Project)                      2.95%   6/3/1999 LOC     $ 20,160   $ 20,160
Anaheim CA Public Improvement Corp. Lease COP VRDO
  (Refunding Project)                                                 2.95%   6/2/1999 (2)       29,705     29,705
California Communities Dev. Auth. COP VRDO
  (Memorial Health Services)                                          3.00%   6/2/1999           22,000     22,000
California Educ. Fac. Auth. Rev. VRDO
  (California Institute of Technology)                                2.90%   6/3/1999            9,200      9,200
California Educ. Fac. Auth. Rev. VRDO (Pepperdine Univ.)              3.00%   6/3/1999            6,000      6,000
California Educ. Fac. Auth. Rev. VRDO (Stanford Univ.)                3.00%   6/2/1999            5,000      5,000
California Finance Auth. PCR VRDO                                     3.45%   6/2/1999            4,500      4,500
California GO TOB VRDO                                                3.20%   6/3/1999 (3)        2,750      2,750
California Health Fac. Finance Auth. Rev. TOB VRDO
  (Catholic Health Care West)                                         3.20%   6/3/1999 (1)        3,580      3,580
California Health Fac. Finance Auth. Rev. VRDO
  (Adventist Health System West Sutter Health)                        2.95%   6/3/1999 LOC       20,100     20,100
California Health Fac. Finance Auth. Rev. VRDO
  (Catholic Health Care West)                                         2.90%   6/2/1999 (1)       52,200     52,200
California Health Fac. Finance Auth. Rev. VRDO
  (Memorial Health Services)                                          3.05%   6/2/1999           12,600     12,600
California Health Fac. Finance Auth. Rev. VRDO
  (St. Francis Medical Center)                                        2.90%   6/2/1999 (1)       27,900     27,900
California Health Fac. Finance Auth. Rev. VRDO
  (St. Francis Medical Center)                                        3.05%   6/2/1999 (1)        6,900      6,900
California Health Fac. Finance Auth. Rev. VRDO
  (St. Joseph Health)                                                 3.25%   6/2/1999            4,000      4,000
California Housing Finance Agency PUT
  (Single Family Mortgage Program)                                    3.00%   2/1/2000            6,865      6,865
California PCR Finance Auth. VRDO (Exxon Project)                     3.20%   6/2/1999              400        400
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)        3.00%   6/2/1999 LOC       98,700     98,700

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                      MATURITY           AMOUNT       VALUE*
                                                                          COUPON          DATE            (000)        (000)
--------------------------------------------------------------------------------------------------------------------------------
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)             3.30%      6/2/1999 LOC     $  9,800      $ 9,800
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)             3.35%      6/2/1999 LOC       29,900       29,900
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)             3.40%      6/2/1999 LOC       32,870       32,870
California Pollution Control Financing Auth. Solid Waste Disposal
  Rev. VRDO (Shell Oil Co.-Martinez)                                       3.30%      6/2/1999          104,700      104,700
California RAN                                                             4.00%     6/30/1999          162,500      162,609
California School Fac. Financing Corp. COP VRDO                            2.95%      6/2/1999 LOC       13,095       13,095
California GO CP                                                           3.10%     7/21/1999           10,000       10,000
California GO CP                                                           3.15%      6/8/1999           13,500       13,500
California Statewide Communities Dev. Auth. COP VRDO
  (St. Joseph Health System Group)                                         3.25%      6/2/1999           15,175       15,175
Foothill CA Eastern Transp. Corridor Agency Toll Road Rev. VRDO            2.90%      6/3/1999 LOC       25,000       25,000
Fresno CA TRAN                                                             4.00%     6/30/1999           10,000       10,003
Irvine CA Assessment Dist. Improvement Boards VRDO
  (Orange County-Irvine County)                                            3.00%      6/2/1999 LOC       49,711       49,711
Irvine CA Assessment Dist. Improvement Boards VRDO                         3.25%      6/2/1999 LOC        5,400        5,400
Irvine CA Ranch Water Dist. VRDO                                           3.20%      6/2/1999 LOC          500          500
Irvine CA Ranch Water Dist. VRDO
  (Consolidated Bonds Refunding)                                           3.25%      6/2/1999 LOC          800          800
Kern County CA TRAN                                                        4.25%     10/1/1999            5,000        5,020
Kern County CA VRDO (Public Fac. Project)                                  2.90%      6/2/1999 LOC       35,900       35,900
Los Angeles CA Community College Dist. TRAN                                4.25%     7/29/1999            8,000        8,008
Los Angeles CA TRAN                                                        4.00%     6/30/1999           60,000       60,023
Los Angeles CA TRAN                                                        4.25%     6/30/1999           25,000       25,020
Los Angeles CA Unified School Dist. COP VRDO
  (Belmont Learning Complex)                                               3.00%      6/2/1999 LOC        9,700        9,700
Los Angeles CA Waste Water System Rev. CP                                  2.95%      9/9/1999 LOC        3,875        3,875
Los Angeles County CA Dept. of Water
  & Power Electric Plant CP                                                2.75%      6/9/1999 LOC       12,000       12,000
Los Angeles County CA Dept. of Water
  & Power Electric Plant CP                                                2.80%     7/23/1999 LOC       12,000       12,000
Los Angeles County CA Dept. of Water
  & Power Electric Plant CP                                                2.90%     8/12/1999 LOC       17,500       17,500
Los Angeles County CA Dept. of Water
  & Power Electric Plant CP                                                3.20%     6/10/1999 LOC       10,200       10,200
Los Angeles County CA Metro. Transp. Auth. CP                              2.90%     8/12/1999 LOC       13,315       13,315
Los Angeles County CA Metro. Transp. Auth. CP                              3.00%      6/9/1999 LOC       12,082       12,082
Los Angeles County CA Metro. Transp. Auth. CP                              3.15%      6/7/1999 LOC        8,200        8,200
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.                  8.00%      7/1/1999 (2)        5,445        5,464
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. VRDO             2.90%      6/3/1999 (1)       38,700       38,700
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev. VRDO             2.95%      6/2/1999 (3)        8,000        8,000
Los Angeles County CA Pension Obligations VRDO                             2.95%      6/2/1999 (2)       78,100       78,100
Los Angeles County CA TRAN                                                 4.50%     6/30/1999           35,700       35,734
Los Angeles County CA Capital Asset Lease Rev. CP                          3.10%     7/20/1999 LOC        9,940        9,940
Los Angeles County CA Capital Asset Lease Rev. CP                          3.15%      6/7/1999 LOC        5,000        5,000
MSR California Public Power Agency VRDO (San Juan Project)                 3.25%      6/2/1999 (1)       19,800       19,800
Marin County CA TRAN                                                       4.50%     6/30/1999           19,500       19,518
Metro. Water Dist. of Southern California VRDO                             2.90%      6/3/1999           13,500       13,500
Metro. Water Dist. of Southern California VRDO                             3.00%      6/3/1999           15,000       15,000
Mission Viejo CA Community Dev. Financing Auth. VRDO
  (Mission Viejo Mall Improvement Project)                                 3.05%      6/3/1999           16,100       16,100
Oakland CA Joint Powers Financing Auth. Lease Rev. VRDO                    3.00%      6/3/1999 (4)       25,000       25,000
Orange County CA Sanitation Dist. VRDO                                     2.90%      6/3/1999 (2) LOC   26,800       26,800
Orange County CA Sanitation Dist. VRDO                                     3.25%      6/2/1999 (2) LOC    3,600        3,600
Otay CA Water Dist. COP VRDO (Capital Project)                             3.00%      6/2/1999 LOC        8,800        8,800
Rancho Mirage CA Joint Powers Financing Auth. COP VRDO
  (Eisenhower Medical Center)                                              3.00%      6/2/1999 (1)       25,100       25,100
Riverside County CA Public Fac. Project VRDO                               3.00%      6/8/1999 LOC       19,520       19,520
Riverside County CA TRAN                                                   4.50%     9/30/1999            9,400        9,440
Sacramento County CA Board of Educ. TOB VRDO                               3.20%      6/2/1999           50,000       50,000
San Bernardino County CA COP VRDO
  (County Center Refinancing Project)                                      3.00%      6/2/1999 LOC        8,800        8,800
San Bernardino County CA TRAN                                              4.50%     9/30/1999           12,825       12,879

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
                                                                                    MATURITY              AMOUNT        VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                                 COUPON          DATE               (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
San Diego CA TAN                                                         4.50%     9/30/1999            $ 12,500      $ 12,553
San Diego CA Unified School Dist. TRAN                                   4.50%     10/1/1999              49,750        49,980
San Diego County CA TRAN                                                 4.50%     9/30/1999              20,000        20,084
San Francisco CA Airport CP                                              2.90%     8/25/1999 LOC           7,690         7,690
San Francisco CA Airport CP                                              3.25%      6/7/1999 LOC           1,740         1,740
San Francisco CA Airport CP                                              3.30%      6/7/1999 LOC           3,870         3,870
San Francisco CA City & County Unified School Dist. TRAN                 4.50%     9/22/1999              11,000        11,037
San Jose CA Redev. Agency Rev. VRDO
  (Merged Area Redev. Project)                                           3.00%      6/2/1999 LOC          14,900        14,900
San Jose CA Unified School Dist. TRAN                                    3.50%    10/19/1999              22,000        22,044
San Jose/Santa Clara CA Clean Water
  & Sewer Finance Auth. VRDO                                             2.95%      6/2/1999 (3)           3,700         3,700
Santa Barbara County CA TRAN                                             4.50%     10/1/1999              10,500        10,543
Santa Clara CA El Camino Hosp. Dist. Fac. Auth. Rev. Lease
  VRDO (Valley Medical Center Project)                                   3.05%      6/8/1999 LOC          26,800        26,800
Santa Rosa County CA School Dist. TRAN                                   4.50%     10/1/1999              12,500        12,551
Sonoma County CA TRAN                                                    3.50%      2/1/2000              11,400        11,435
Southern California Metro. Water Dist. CP                                2.75%      6/7/1999               8,000         8,000
Southern California Public Power Auth. VRDO
  (Southern Transmission Project)                                        2.90%      6/2/1999 (4)          30,265        30,265
Southern California Public Power Auth. VRDO
  (Southern Transmission Project)                                        2.95%      6/2/1999 (2) LOC     111,500       111,500
Torrance CA Little Co. of Mary Hosp. VRDO
  (Torrance Memorial Medical Center)                                     3.10%      6/3/1999 LOC           3,000         3,000
Tulare County CA TRAN                                                    4.25%     6/30/1999              17,000        17,009
Turlock CA Irrigation Dist. COP VRDO (Transmission Project)              3.00%      6/2/1999 LOC           6,890         6,890
University of California Regents CP                                      2.95%     8/20/1999              14,000        14,000
University of California Regents CP                                      2.95%      9/8/1999               5,479         5,479
University of California Regents CP                                      2.95%      9/9/1999              12,000        12,000
University of California Regents CP                                      3.10%      6/8/1999               4,100         4,100
University of California Regents CP                                      3.15%      6/8/1999               7,400         7,400
University of California Regents CP                                      3.15%     6/10/1999              15,000        15,000
Ventura CA CP                                                            2.95%     6/10/1999 LOC          12,000        12,000
Watereuse Financial Auth. of California VRDO                             3.05%      6/2/1999 (4)          75,000        75,000
West Basin CA Muni. Water Dist. Rev. COP VRDO
  (Phase II Recycled Water Project)                                      2.90%      6/2/1999 LOC          16,400        16,400
West Basin CA Muni. Water Dist. Rev. COP VRDO
  (Phase II Recycled Water Project)                                      3.00%      6/3/1999 LOC          10,000        10,000
West Basin CA Muni. Water Dist. Rev. COP VRDO
  (Phase III Recycled Water Project)                                     2.90%      6/3/1999 LOC          16,945        16,945
OUTSIDE CALIFORNIA:
Puerto Rico TRAN                                                         3.50%     7/30/1999              18,000        18,019
---------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $2,095,195)                                                                                                  2,095,195
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    40,955
Liabilities                                                                                                             (9,602)
                                                                                                                       -------
                                                                                                                        31,353
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable to 2,126,453,192 outstanding $.001 par value shares of beneficial
 interest (unlimited authorization)                                                                                 $2,126,548
=================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                $1.00
=================================================================================================================================

*See Note A in Notes to Financial Statements.

For key to abbreviations and other references, see page 29.

----------------------------------------------------------------------------------------
                                                                      AMOUNT        PER
                                                                       (000)      SHARE
----------------------------------------------------------------------------------------
 AT MAY 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------
Paid in Capital                                                   $2,126,593      $1.00
Undistributed Net Investment Income                                       --         --
Accumulated Net Realized Losses                                          (45)        --
Unrealized Appreciation                                                   --
----------------------------------------------------------------------------------------
NET ASSETS                                                        $2,126,548      $1.00
========================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE     MARKET
CALIFORNIA INSURED                                                                 MATURITY          AMOUNT     VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                    COUPON            DATE           (000)      (000)
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.5%)
-----------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (94.3%)
Alameda CA Corridor Transp. Auth. Rev.                               5.125%      10/1/2016 (1)      $ 5,000    $ 5,029
Alameda CA Corridor Transp. Auth. Rev.                               5.125%      10/1/2017 (1)        6,565      6,579
Alameda CA Corridor Transp. Auth. Rev.                               5.125%      10/1/2018 (1)        5,575      5,571
Alameda County CA COP                                                 5.00%       6/1/2006 (2)        3,010      3,140
Alameda County CA COP (Medical Center Project)                        5.25%       6/1/2008 (1)        1,965      2,076
Alameda County CA COP (Medical Center Project)                        5.25%       6/1/2009 (1)        2,910      3,065
Alameda County CA COP (Medical Center Project)                        5.25%       6/1/2010 (1)        3,065      3,208
Alameda County CA COP (Medical Center Project)                        5.25%       6/1/2011 (1)        1,615      1,672
Alameda County CA COP (Medical Center Project)                        5.25%       6/1/2012 (1)        1,595      1,642
Alameda County CA COP (Medical Center Project)                        5.25%       6/1/2013 (1)        1,785      1,827
Alameda County CA COP (Medical Center Project)                       5.375%       6/1/2014 (1)        1,880      1,938
Alameda County CA COP (Medical Center Project)                       5.375%       6/1/2015 (1)        3,960      4,058
Anaheim CA Convention Center Finance COP                              0.00%       8/1/2004 (1)        3,120      2,528
Anaheim CA Public Finance Auth. Rev.                                  6.00%       9/1/2008 (4)        2,000      2,238
Antioch CA Public Financing Auth. Reassessment Rev.                   5.00%       9/2/2013 (2)       12,550     12,623
California GO                                                         5.75%      12/1/2009 (2)       13,265     14,688
California Health Fac. Finance Auth. Rev.
  (Catholic Health Care West)                                         5.50%       7/1/2008 (1)        3,290      3,559
California Health Fac. Finance Auth. Rev.
  (Catholic Health Care West)                                         5.50%       7/1/2009 (1)        3,580      3,874
California Health Fac. Finance Auth. Rev.
  (Catholic Health Care West)                                         5.50%       7/1/2010 (1)        3,060      3,280
California Health Fac. Finance Auth. Rev.
  (Catholic Health Care West)                                         5.50%       7/1/2011 (1)        3,950      4,195
California Health Fac. Finance Auth. Rev.
  (Catholic Health Care West)                                         5.50%       7/1/2012 (1)        3,635      3,839
California Health Fac. Finance Auth. Rev.
  (Catholic Health Care West)                                         5.75%       7/1/2010 (1)        7,000      7,553
California Health Fac. Finance Auth. Rev.
  (Catholic Health Care West)                                        5.875%       7/1/2009 (2)        5,000      5,416
California Health Fac. Finance Auth. Rev.
  (Catholic Health Care West)                                         7.00%       7/1/2005 (2)        3,410      3,910
California Health Fac. Finance Auth. Rev.
  (Catholic Health Care West)                                         7.00%       7/1/2006 (2)        3,395      3,939
California Health Fac. Finance Auth. Rev. (Children's Hosp.)          6.00%       7/1/2001 (1)        1,600      1,674
California Health Fac. Finance Auth. Rev. (Children's Hosp.)          6.00%       7/1/2002 (1)        1,280      1,362
California Health Fac. Finance Auth. Rev. (Children's Hosp.)          6.00%       7/1/2004 (1)        1,645      1,795
California Health Fac. Finance Auth. Rev. (Children's Hosp.)          6.00%       7/1/2006 (1)        1,000      1,107
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)         5.25%       6/1/2009 (4)        6,290      6,625
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)         5.25%      12/1/2009 (2)       10,525     11,100
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)         5.25%       6/1/2010 (4)        5,310      5,559
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)         5.25%       6/1/2011 (4)        7,250      7,508
California Health Fac. Finance Auth. Rev. (Mills Peninsula Health)    6.00%      1/15/2000 (6)        1,080      1,098
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.50%       7/1/2002 (1)        2,500      2,618
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.50%       7/1/2003 (1)        3,010      3,181
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.50%       7/1/2004 (1)        2,750      2,928
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.50%       7/1/2010 (1)        3,570      3,788
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.75%       7/1/2005 (1)        3,335      3,612
California Health Fac. Finance Auth. Rev. (Pomona Valley Hosp.)       5.75%       7/1/2006 (1)        3,415      3,715
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.25%       5/1/2001 (1)        1,500      1,546
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.25%       5/1/2002 (1)        1,000      1,041
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.25%       5/1/2003 (1)        1,000      1,050
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.50%       5/1/2004 (1)        1,855      1,982
California Health Fac. Finance Auth. Rev. (Presbyterian Hosp.)        5.50%       5/1/2005 (1)        1,500      1,612
California Health Fac. Finance Auth. Rev. (Scripps Memorial Hosp.)    6.25%      10/1/2013 (1)        3,000      3,208
California Health Fac. Finance Auth. Rev. (Sisters of Providence)     6.00%      10/1/2009 (2)        4,490      5,042
California Health Fac. Finance Auth. Rev. (Summit Medical Center)     5.25%       5/1/2009 (4)        3,500      3,696
California Health Fac. Finance Auth. Rev. (Summit Medical Center)     5.25%       5/1/2011 (4)        1,700      1,762
California Health Fac. Finance Auth. Rev. (Sutter Health)             5.50%      8/15/2012 (4)        3,000      3,170
California Health Fac. Finance Auth. Rev.
  (UCSF-Stanford Health Care)                                         5.00%     11/15/2009 (2)        2,500      2,586



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
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                                                                                                              FACE         MARKET
                                                                                MATURITY                    AMOUNT         VALUE*
                                                                   COUPON           DATE                     (000)          (000)
----------------------------------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev.
  (UCSF-Stanford Health Care)                                       5.00%     11/15/2010 (2)              $  1,000       $  1,025
California Health Fac. Finance Auth. Rev.
  (UCSF-Stanford Health Care)                                       5.00%     11/15/2011 (2)                 2,000          2,030
California Public Works Board                                       6.50%      12/1/2008 (2)                 5,000          5,800
California Public Works Board (Dept. of Corrections)                5.50%       1/1/2010 (2)                10,000         10,603
California Public Works Board (Dept. of Corrections)                5.50%       1/1/2014 (2)                 5,975          6,232
California Public Works Board (Dept. of Corrections)                6.40%      11/1/2004 (1)(Prere.)         5,000          5,682
California Public Works Board (Dept. of Corrections)                6.60%      12/1/2002 (2)(Prere.)         3,500          3,890
California Public Works Board (Univ. of California)                 5.50%       9/1/2008 (2)                 5,185          5,619
California Public Works Board (Univ. of California)                 5.50%       9/1/2009 (2)                 4,015          4,352
California Public Works Board (Univ. of California)                 6.25%      12/1/2002 (2)(Prere.)         1,000          1,100
California Statewide Communities Dev. Auth. COP
  (Children's Hosp. of Los Angeles)                                 6.00%       6/1/2009 (1)                 3,615          4,017
Capistrano CA Unified Public Schools                                6.00%       9/1/2004 (2)                 2,160          2,367
Capistrano CA Unified Public Schools                                6.00%       9/1/2005 (2)                 2,395          2,647
Central Coast CA Water Auth. Rev.                                   6.05%      10/1/2002 (2)(Prere.)         1,800          1,960
Central Coast CA Water Auth. Rev.                                   6.25%      10/1/2002 (2)(Prere.)         2,000          2,190
Chino CA Basin Finance Auth. Muni. Water Dist.                      6.50%       8/1/2010 (2)                 3,095          3,619
Clovis CA Unified School Dist.                                      0.00%       8/1/2004 (3)(ETM)            5,000          4,051
Clovis CA Unified School Dist.                                      0.00%       8/1/2005 (3)                16,000         12,363
Clovis CA Unified School Dist.                                      0.00%       8/1/2006 (3)                17,000         12,501
Contra Costa CA (Merrithew Memorial Hosp.)                          5.25%      11/1/2001 (1)                 3,000          3,110
Contra Costa CA (Merrithew Memorial Hosp.)                          5.25%      11/1/2003 (1)                 3,230          3,406
Contra Costa CA (Merrithew Memorial Hosp.)                          6.00%      11/1/2006 (1)                 2,000          2,223
Contra Costa CA (Merrithew Memorial Hosp.)                          6.00%      11/1/2007 (1)                 2,000          2,226
Corona CA Community Fac. Dist.                                      4.35%       9/1/2001 (1)                 1,755          1,785
Corona CA Community Fac. Dist.                                      4.45%       9/1/2002 (1)                 1,830          1,874
Corona CA Redev. Project                                            7.50%       9/1/2004 (3)                   970          1,128
Corona CA Redev. Project                                            7.50%       9/1/2005 (3)                 1,040          1,220
Culver City CA Redev. Finance Auth.                                 6.75%      11/1/1999 (2)(Prere.)         2,500          2,587
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.     5.00%       6/1/2014 (3)                 3,850          3,895
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.    6.375%      12/1/2001 (2)(Prere.)         4,000          4,341
East Whittier CA City School Dist.                                  5.75%       8/1/2017 (3)                 1,670          1,808
El Dorado County CA Public Agency Finance Auth. Rev.                5.50%      2/15/2021 (3)                 2,420          2,503
El Dorado County CA Public Agency Finance Auth. Rev                 5.60%      2/15/2012 (3)                 3,900          4,145
Elsinore Valley CA Muni Water Dist. COP                             5.90%       7/1/2006 (3)                 1,685          1,863
Fresno CA COP (City Hall Project)                                  6.375%       8/1/2010 (2)                10,500         11,046
Glendale CA School Dist.                                            5.75%       9/1/2017 (3)                 3,790          4,041
Imperial Irrigation Dist. CA COP (Electric System Project)          5.20%      11/1/2009 (2)                 7,900          8,383
Irvine CA Public Fac.                                               4.30%       9/2/2010 (2)                 3,500          3,438
Irvine CA Public Fac.                                               4.40%       9/2/2011 (2)                 2,595          2,536
Irvine CA Public Fac.                                               4.50%       9/2/2012 (2)                 1,700          1,660
Irvine CA Public Fac.                                               4.70%       9/2/2014 (2)                 3,000          2,944
La Quinta CA Redev. Agency (Tax Allocation Project)                 7.30%       9/1/2007 (1)                 1,240          1,479
La Quinta CA Redev. Agency (Tax Allocation Project)                 8.00%       9/1/2003 (1)                 1,325          1,528
Long Beach CA Financing Auth. Rev.                                  6.00%      11/1/2007 (2)                 3,070          3,429
Long Beach CA Financing Auth. Rev.                                  6.00%      11/1/2009 (2)                 3,735          4,204
Long Beach CA Financing Auth. Rev.                                  6.00%      11/1/2010 (2)                 3,860          4,354
Los Angeles CA Dept. of Water & Power Waterworks Rev.               5.00%     10/15/2015 (1)                10,000         10,007
Los Angeles CA Dept. of Water & Power Waterworks Rev.              5.125%     10/15/2013 (1)                 3,500          3,580
Los Angeles CA Dev. Auth. COP (Children's Hosp.)                    6.00%       6/1/2011 (1)                 2,365          2,640
Los Angeles CA Transp. Comm. Sales Tax Rev.                         6.25%       7/1/2002 (1)                 1,500          1,637
Los Angeles CA Unified School Dist. COP                             5.00%      11/1/2012 (4)                 3,510          3,568
Los Angeles CA Unified School Dist. GO                             5.375%       7/1/2014 (3)                 7,000          7,294
Los Angeles CA Unified School Dist. GO                             5.375%       7/1/2015 (3)                 3,000          3,108
Los Angeles CA Unified School Dist. GO                             5.375%       7/1/2016 (3)                 4,000          4,119
Los Angeles CA Waste Water                                          5.75%       6/1/2011 (1)                 7,960          8,573
Los Angeles CA Waste Water                                          6.50%       6/1/2004 (1)(Prere.)         1,695          1,920
Los Angeles CA Waste Water                                          8.70%      11/1/2002 (3)                 2,535          2,929
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.           5.00%       7/1/2013 (4)                 5,000          5,072
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.           5.25%       7/1/2008 (4)                 6,155          6,558
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.           5.25%       7/1/2010 (4)                 7,070          7,484


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                                                                                                            FACE     MARKET
CALIFORNIA INSURED                                                               MATURITY                 AMOUNT     VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                   COUPON           DATE                  (000)      (000)
----------------------------------------------------------------------------------------------------------------------------
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.40%       7/1/2009 (2)            $ 1,725    $ 1,809
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.50%       7/1/2017 (2)              1,500      1,546
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            5.75%       7/1/2008 (4)              2,445      2,692
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            6.00%       7/1/2006 (4)              1,630      1,810
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            6.00%       7/1/2007 (4)              2,450      2,727
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            9.00%       7/1/2005 (1)              4,015      5,053
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            9.00%       7/1/2006 (1)              4,380      5,639
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.            9.00%       7/1/2007 (1)              4,770      6,254
Los Angeles County CA Public Works Finance Auth. Rev.                4.10%       3/1/2000 (4)              5,000      5,037
Los Angeles County CA Public Works Finance Auth. Rev.               5.125%       9/1/2008 (1)              4,605      4,867
Los Angeles County CA Public Works Finance Auth. Rev.                5.25%       9/1/2012 (1)              6,345      6,556
MSR California Public Power Agency (San Juan Project)               5.375%       7/1/2013 (1)              2,500      2,609
MSR California Public Power Agency (San Juan Project)               5.375%       7/1/2014 (1)              3,000      3,117
MSR California Public Power Agency (San Juan Project)                5.50%       7/1/2001 (1)              6,500      6,748
MSR California Public Power Agency (San Juan Project)                5.85%       7/1/2006 (2)              1,500      1,620
MSR California Public Power Agency VRDO (San Juan Project)           3.25%       6/2/1999 (1)              6,400      6,400
Modesto CA Irrigation Dist. Finance Auth. Rev.                       4.25%       9/1/1999 (2)                550        551
Modesto CA Irrigation Dist. Finance Auth. Rev.                       5.00%       9/1/2004 (2)              1,255      1,317
Modesto CA Irrigation Dist. Finance Auth. Rev.                       5.00%       9/1/2009 (2)              1,130      1,180
Modesto CA Irrigation Dist. Finance Auth. Rev.                       5.00%       9/1/2010 (2)              2,000      2,073
Modesto CA Irrigation Dist. Finance Auth. Rev.                       5.00%       9/1/2011 (2)              1,790      1,836
Modesto CA Irrigation Dist. Finance Auth. Rev.                       5.00%       9/1/2012 (2)              1,630      1,661
Modesto CA Irrigation Dist. Finance Auth. Rev.                      5.125%       9/1/2015 (2)              4,365      4,415
Modesto CA Irrigation Dist. Finance Auth. Rev.                       5.25%       9/1/2005 (2)              1,000      1,065
Mountain View CA Capital Improvement Finance Auth.                   6.25%       8/1/2012 (1)              5,000      5,341
North City West CA Community Dist.                                   5.75%       9/1/2015 (4)              2,000      2,137
North City West CA Community Dist.                                   6.00%       9/1/2005 (4)              1,510      1,669
North City West CA Community Dist.                                   6.00%       9/1/2006 (4)              1,600      1,780
North City West CA Community Dist.                                   6.00%       9/1/2007 (4)              1,695      1,888
Northern California Power Agency Capital Fac. Rev.                   5.25%       8/1/2015 (2)              2,000      2,042
Northern California Power Agency Capital Fac. Rev.                   5.25%       8/1/2016 (2)              3,000      3,044
Northern California Power Agency Project                             4.25%      8/15/2001 (2)              2,445      2,476
Northern California Power Agency Project                             4.25%      8/15/2005 (2)              1,250      1,266
Northern California Power Agency Project                             4.25%      8/15/2006 (2)              1,215      1,225
Northern California Power Agency Project                             5.00%      8/15/2007 (2)              3,160      3,305
Northern California Power Agency Project                             5.00%      8/15/2008 (2)              3,685      3,848
Northern California Power Agency Project                             5.00%      8/15/2009 (2)              2,870      2,982
Northern California Power Agency Project                             5.00%      8/15/2010 (2)              3,410      3,506
Oakland CA Building Auth. Lease Rev. (Harris Building)               5.25%       4/1/2009 (2)              5,235      5,557
Oakland CA Redev. Agency (Centeral Dist. Project)                    6.00%       2/1/2006 (2)              5,125      5,663
Oakland CA Redev. Agency (Centeral Dist. Project)                    6.00%       2/1/2007 (2)              3,360      3,723
Oakland CA Redev. Agency (Centeral Dist. Project)                    6.00%       2/1/2008 (2)              5,585      6,215
Orange County CA Airport Rev. Refunding Bond                         5.50%       7/1/2004 (1)              3,555      3,800
Orange County CA Airport Rev. Refunding Bond                         6.00%       7/1/2001 (1)              7,245      7,582
Orange County CA Airport Rev. Refunding Bond                         6.00%       7/1/2005 (1)              4,020      4,423
Orange County CA Airport Rev. Refunding Bond                         6.00%       7/1/2006 (1)              4,565      5,055
Orange County CA Local Transp. Auth. Sales Tax Rev.                  5.25%      2/15/2004 (1)             10,590     11,172
Orange County CA Local Transp. Auth. Sales Tax Rev.                  5.25%      2/15/2005 (1)             10,260     10,871
Orange County CA Local Transp. Auth. Sales Tax Rev.                  5.80%      2/15/2005 (3)              6,000      6,527
Orange County CA Local Transp. Auth. Sales Tax Rev.                  5.90%      2/15/2006 (3)              8,000      8,801
Orange County CA Local Transp. Auth. Sales Tax Rev.                  9.50%      2/15/2003 (3)              5,765      6,858
Orange County CA Sanitation Dist. COP                                6.00%       8/1/2001 (3)(Prere.)+     1,500      1,604
Orange County CA Sanitation Dist. COP                                6.40%       8/1/2007 (3)              1,415      1,519
Orange County CA Sanitation Dist. VRDO                               3.25%       6/2/1999 (2) LOC          2,500      2,500
Pittsburg CA Redev. Agency Rev.                                      5.50%       8/1/2007 (3)              5,750      6,055
Poway CA Redev. Agency                                               7.25%     12/15/2011 (3)              7,500      7,935
Poway CA Unified School Dist. Fac.                                   5.00%      10/1/2003 (1)              2,670      2,790
Poway CA Unified School Dist. Fac.                                   5.00%      10/1/2004 (1)              2,925      3,070
Poway CA Unified School Dist. Fac.                                   5.00%      10/1/2005 (1)              3,190      3,354
Poway CA Unified School Dist. Fac.                                   5.00%      10/1/2006 (1)              1,775      1,866
Poway CA Unified School Dist. Fac.                                   5.00%      10/1/2007 (1)              3,775      3,961
Poway CA Unified School Dist. Fac.                                   5.00%      10/1/2008 (1)              4,045      4,239
Poway CA Unified School Dist. Fac.                                   5.00%      10/1/2009 (1)              2,435      2,541


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
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                                                                                                            FACE        MARKET
                                                                                 MATURITY                 AMOUNT        VALUE*
                                                                    COUPON           DATE                  (000)         (000)
-------------------------------------------------------------------------------------------------------------------------------
Rancho CA Water Dist. Finance Auth. Rev.                            5.875%      11/1/2010 (3)            $ 3,000       $ 3,266
Rancho CA Water Dist. Finance Auth. Rev.                             6.25%       8/1/2012 (3)              1,950         2,083
Rancho CA Water Dist. Finance Auth. Rev.                             6.50%      11/1/2001 (3)              1,590         1,696
Rancho Cucamonga CA Redev. Auth.                                     5.00%       9/1/2011 (1)              3,165         3,235
Riverside CA Electric Refunding Rev.                                 5.00%      10/1/2005 (2)              3,500         3,682
Riverside CA Electric Refunding Rev.                                5.375%      10/1/2009 (2)              4,115         4,424
Riverside County CA Public Finance                                   5.25%       9/1/2003 (1)              2,210         2,330
Sacramento CA Cogeneration Project Refunding Rev.                    5.25%       7/1/2011 (1)              4,730         4,919
Sacramento CA Muni. Util. Dist. Rev.                                 5.00%       7/1/2000 (2)              8,500         8,665
Sacramento CA Muni. Util. Dist. Rev.                                 5.75%       1/1/2010 (1)              5,000         5,396
Sacramento CA Muni. Util. Dist. Rev.                                 6.20%      8/15/2005 (1)              2,000         2,174
Sacramento CA Muni. Util. Dist. Rev.                                 6.25%      8/15/2007 (1)              8,000         8,706
Sacramento CA Redev. Agency (Merged Downtown Project)                5.25%      11/1/2010 (4)              3,895         4,121
Sacramento CA Redev. Agency (Merged Downtown Project)                6.75%      11/1/2005 (1)              1,000         1,065
Sacramento CA Redev. Agency (Tax Allocation Project)                 6.50%      11/1/2000 (1)(Prere.)      1,775         1,888
Sacramento CA Redev. Agency (Tax Allocation Project)                 6.50%      11/1/2013 (1)                225           238
Sacramento County CA Public Fac. Finance Corp. COP
  (Main Detention Fac. Project)                                      5.50%       6/1/2010 (1)              5,500         5,949
San Bernardino County CA COP (Medical Center Financing Project)      4.30%       8/1/2000 (1)              6,000         6,067
San Bernardino County CA COP (Medical Center Financing Project)      4.40%       8/1/2001 (1)              9,500         9,638
San Bernardino County CA COP (Medical Center Financing Project)      4.50%       8/1/2002 (1)              8,000         8,170
San Bernardino County CA COP (Medical Center Financing Project)      5.00%       8/1/2003 (1)              2,500         2,599
San Bernardino County CA COP (Medical Center Financing Project)      5.50%       8/1/2006 (1)              8,500         9,140
San Bernardino County CA COP (Medical Center Financing Project)      5.50%       8/1/2007 (1)              6,000         6,449
San Diego CA Financing Auth. Lease Rev.
  (Convention Center Expansion)                                      5.25%       4/1/2011 (2)              5,150         5,383
San Diego CA Financing Auth. Lease Rev.
  (Convention Center Expansion)                                      5.25%       4/1/2012 (2)              3,000         3,117
San Diego CA Public Fac. Financing Auth. Sewer Rev.                  5.00%      5/15/2008 (3)              1,000         1,047
San Diego CA Public Fac. Financing Auth. Sewer Rev.                  5.00%      5/15/2009 (3)              1,240         1,293
San Diego CA Public Fac. Financing Auth. Sewer Rev.                  5.00%      5/15/2015 (3)              3,500         3,503
San Diego CA Public Fac. Financing Auth. Sewer Rev.                  5.00%      5/15/2016 (3)              3,250         3,228
San Diego CA Public Fac. Financing Auth. Sewer Rev.                  5.10%      5/15/2010 (3)              2,770         2,884
San Diego CA Public Fac. Financing Auth. Sewer Rev.                 5.125%      5/15/2012 (3)              6,370         6,569
San Diego CA Unified School Dist. COP                               5.375%       7/1/2002 (1)             10,835        11,354
San Diego CA Unified School Dist. COP                               5.375%       7/1/2003 (1)             10,435        11,040
San Diego CA Unified School Dist. GO                                 0.00%       7/1/2009 (3)              6,270         3,935
San Diego CA Unified School Dist. GO                                 0.00%       7/1/2014 (3)              3,400         1,592
San Diego CA Water Util. Rev.                                        5.25%       8/1/2009 (3)              2,000         2,128
San Diego CA Water Util. Rev.                                       5.375%       8/1/2010 (3)              6,000         6,398
San Diego CA Water Util. Rev.                                       5.375%       8/1/2012 (3)              2,000         2,103
San Diego County CA COP                                              5.25%       5/1/2011 (2)              3,395         3,492
San Diego County CA Regional Transp. Comm.                           6.00%       4/1/2004 (2)              3,000         3,268
San Diego County CA Regional Transp. Comm.                           6.00%       4/1/2007 (2)              3,000         3,330
San Diego County CA Regional Transp. Comm.                           6.25%       4/1/2002 (3)              5,000         5,336
San Francisco CA Bay Area Rapid Transit Rev.                         5.55%       7/1/2009 (3)              4,920         5,241
San Francisco CA City & County Airport Rev.                          5.25%       5/1/2010 (1)              3,110         3,254
San Francisco CA City & County Airport Rev.                          5.25%       5/1/2011 (3)              4,150         4,306
San Francisco CA City & County Airport Rev.                          5.25%       5/1/2012 (3)              4,380         4,517
San Francisco CA City & County Airport Rev.                          5.25%       5/1/2012 (4)              2,250         2,341
San Francisco CA City & County Airport Rev.                          5.50%       5/1/2009 (1)              2,945         3,159
San Francisco CA City & County Airport Rev.                          5.50%       5/1/2009 (4)              5,025         5,409
San Francisco CA City & County Airport Rev.                          5.50%       5/1/2010 (3)              2,880         3,056
San Francisco CA City & County Airport Rev.                          5.50%       5/1/2010 (4)              5,300         5,661
San Francisco CA City & County Airport Rev.                          5.50%       5/1/2011 (3)              3,080         3,245
San Francisco CA City & County Airport Rev.                          5.50%       5/1/2011 (4)              2,135         2,276
San Francisco CA City & County Airport Rev.                          6.00%       5/1/2007 (1)              2,645         2,918
San Francisco CA City & County Airport Rev.                          6.20%       5/1/2002 (2)(Prere.)        645           701
San Francisco CA City & County Airport Rev.                          6.20%       5/1/2007 (2)                970         1,049
San Francisco CA City & County Airport Rev.                          6.25%       5/1/2008 (1)              2,190         2,464
San Francisco CA City & County Airport Rev.                          6.30%       5/1/2002 (2)(Prere.)        435           474
San Francisco CA City & County Airport Rev.                          6.30%       5/1/2011 (2)                650           703
San Francisco CA City & County Airport Rev.                          6.40%       5/1/2003 (1)(Prere.)        470           522

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
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
CALIFORNIA INSURED                                                               MATURITY                 AMOUNT        VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                   COUPON           DATE                  (000)         (000)
-------------------------------------------------------------------------------------------------------------------------------
San Francisco CA City & County Airport Rev.                          6.40%       5/1/2005 (1)            $ 2,330      $  2,570
San Francisco CA City & County Airport Rev.                          6.50%       5/1/2002 (2)(Prere.)        865           947
San Francisco CA City & County Airport Rev.                          6.50%       5/1/2013 (2)              1,295         1,408
San Francisco CA City & County Airport Rev.                          6.60%       5/1/2003 (1)(Prere.)        170           190
San Francisco CA City & County Airport Rev.                          6.60%       5/1/2007 (1)                830           922
San Francisco CA City & County GO                                    4.00%      6/15/2000 (3)              7,970         8,038
San Francisco CA City & County Sewer Rev.                            6.00%      10/1/2011 (2)              2,000         2,156
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%      1/15/2003 (1)              6,000         5,193
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%      1/15/2006 (1)             14,745        11,092
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%      1/15/2011 (1)              2,140         1,219
San Jose CA Redev. Agency (Merged Area Redev. Project)              5.375%       8/1/1999 (1)              1,945         1,952
San Jose CA Redev. Agency (Merged Area Redev. Project)              5.375%       8/1/2000 (1)              2,045         2,096
San Jose CA Redev. Agency (Merged Area Redev. Project)              5.375%       8/1/2001 (1)              2,165         2,246
San Jose CA Redev. Agency (Merged Area Redev. Project)              5.375%       8/1/2002 (1)              2,270         2,381
San Jose CA Redev. Agency (Tax Allocation Project)                   6.00%       8/1/2006 (1)              1,000         1,112
San Ramon Valley CA Unified School Dist. GO                          0.00%       7/1/2006 (3)              3,750         2,767
San Ramon Valley CA Unified School Dist. GO                          0.00%       7/1/2007 (3)              4,950         3,464
San Ramon Valley CA Unified School Dist. GO                          0.00%       7/1/2008 (3)              6,050         4,015
Santa Anna CA Finance Auth. Rev.                                    5.375%       9/1/2009 (1)              3,040         3,254
Santa Anna CA Finance Auth. Rev.                                    5.375%       9/1/2010 (1)              1,600         1,704
Santa Barbara CA Redev. Agency
  (Tax Allocation Central City Project)                              5.50%       3/1/2000 (2)              2,075         2,112
Santa Barbara CA Redev. Agency
  (Tax Allocation Central City Project)                              5.50%       3/1/2001 (2)              2,215         2,287
Santa Clara County CA Financing Auth. Lease Rev.                     5.50%      5/15/2011 (2) ++           4,535         4,767
Santa Clara County CA Financing Auth. Lease Rev.                     5.50%      5/15/2012 (2) ++           4,785         5,007
Santa Margarita/Dana Point CA Auth. Rev.                             5.50%       8/1/2008 (2)              3,345         3,623
Santa Margarita/Dana Point CA Auth. Rev.                             5.50%       8/1/2009 (2)              3,860         4,182
Santa Margarita/Dana Point CA Auth. Rev.                             5.50%       8/1/2010 (2)              2,245         2,409
Santa Margarita/Dana Point CA Auth. Rev.                             7.25%       8/1/2006 (1)              3,315         3,926
Santa Margarita/Dana Point CA Auth. Rev.                             7.25%       8/1/2010 (1)              2,180         2,686
Santa Margarita/Dana Point CA Auth. Rev.                             7.25%       8/1/2011 (1)              1,640         2,029
Santa Rosa CA Waste Water Service Fac. Dist.                         6.20%       7/2/2009 (2)              2,450         2,650
South Orange County CA Public Finance Auth.                          5.25%      8/15/2013 (2)              2,290         2,368
South Orange County CA Public Finance Auth.                          6.25%      8/15/1999 (3)              2,000         2,013
South Orange County CA Public Finance Auth.                          7.00%       9/1/2005 (1)              3,440         3,979
South Orange County CA Public Finance Auth.                          7.00%       9/1/2007 (1)              1,000         1,181
South Orange County CA Public Finance Auth.                          7.00%       9/1/2008 (1)              2,875         3,429
South Orange County CA Public Finance Auth.                          7.00%       9/1/2009 (1)              5,000         6,018
South Orange County CA Public Finance Auth.                          7.00%       9/1/2010 (1)              3,300         3,999
South Orange County CA Public Finance Auth.                          9.50%      8/15/2004 (1)              4,395         5,510
Southern California Public Power Auth. (Palo Verde Project)          7.00%       7/1/1999 (2)(Prere.)        435           436
Southern California Public Power Auth. (Palo Verde Project)          7.00%       7/1/2007 (2)                865           868
Southern California Rapid Transit Dist.                              5.80%       9/1/2006 (2)              4,000         4,407
Southern California Rapid Transit Dist.                              5.90%       9/1/2007 (2)              3,155         3,501
Southern California Rapid Transit Dist.                              6.00%       9/1/2008 (2)              2,650         2,866
Sweetwater CA Water Rev.                                             7.00%       4/1/2010 (2)              1,950         1,995
Tri-City CA Hosp. Dist.                                              5.50%      2/15/2008 (1)              3,805         4,103
Tri-City CA Hosp. Dist.                                              5.50%      2/15/2009 (1)              2,665         2,859
Tri-City CA Hosp. Dist.                                             5.625%      2/15/2011 (1)              2,970         3,145
Tri-City CA Hosp. Dist.                                             5.625%      2/15/2012 (1)              1,880         1,985
Tulare County CA COP                                                 5.00%      8/15/2009 (1)              3,880         4,031
Tulare County CA COP                                                 5.70%     11/15/2003 (1)              1,000         1,076
Tulare County CA COP                                                 5.80%     11/15/2004 (1)              1,000         1,091
Turlock Irrigation Dist. Refunding Rev.                              5.00%       1/1/2015 (1)              2,555         2,557
Tustin CA Unified School Dist. Special Tax                           5.00%       9/1/2011 (4)              2,070         2,115
Tustin CA Unified School Dist. Special Tax                           5.00%       9/1/2013 (4)              2,540         2,566
Tustin CA Unified School Dist. Special Tax                           5.00%       9/1/2015 (4)              3,080         3,073
Univ. of California Research Fac. Rev.                               5.00%       9/1/2008 (4)              4,290         4,490
Univ. of California Research Fac. Rev.                               5.00%       9/1/2009 (4)              4,510         4,692
Univ. of California Research Fac. Rev.                               5.00%       9/1/2010 (4)              4,730         4,878
Univ. of California Rev. (Medical Center)                           5.625%       7/1/2010 (2)              6,660         7,121
Univ. of California Rev. (Multiple Purpose Project)                  6.00%       9/1/2002 (1)(Prere.)      1,500         1,631

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE         MARKET
                                                                                 MATURITY                 AMOUNT         VALUE*
                                                                    COUPON           DATE                  (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
Univ. of California Rev. (Multiple Purpose Project)                 10.00%       9/1/2002 (1)            $ 2,950      $   3,502
Univ. of California Rev. (Multiple Purpose Project)                 10.00%       9/1/2002 (2)              1,000          1,187
Univ. of California Rev. (Multiple Purpose Project)                 10.00%       9/1/2003 (2)              2,000          2,470
Univ. of California Rev. (Multiple Purpose Project)                 12.00%       9/1/2003 (2)              2,000          2,622
Visalia CA Waste Water System Rev.                                   6.00%      12/1/2007 (1)              1,000          1,118
West Basin CA Water Dist.                                            6.80%       8/1/2000 (2)(Prere.)      2,000          2,121
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)            6.00%       6/1/2000 (1)              1,895          1,947
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)            6.00%       6/1/2003 (1)              3,380          3,645
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)            6.00%       6/1/2004 (1)              3,580          3,907
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)            6.00%       6/1/2005 (1)              3,675          4,046
OUTSIDE CALIFORNIA:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.           4.75%      11/1/2000 (2)              2,020          2,058
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.           5.00%      11/1/2001 (2)              2,410          2,485
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.           5.25%      11/1/2003 (2)              1,635          1,724
Puerto Rico Electric Power Auth. Rev.                                6.00%       7/1/2012 (1)              6,680          7,501
                                                                                                                     ----------
                                                                                                                      1,153,193
                                                                                                                     ----------
SECONDARY MARKET INSURED (0.3%)
California GO                                                        6.50%       9/1/2006 (2)              3,000          3,432
                                                                                                                     ----------

NONINSURED (4.9%)
California Dept. of Water Resources (Central Valley Project)        5.125%      12/1/2013                  2,000          2,046
California Dept. of Water Resources (Central Valley Project)        5.125%      12/1/2015                  1,410          1,425
California Dept. of Water Resources (Central Valley Project)        5.125%      12/1/2016                  1,000          1,005
California Educ. Fac. Auth. Rev.
  (Univ. of Southern California Project)                             5.60%      10/1/2009                  2,680          2,928
California Health Fac. Finance Auth. Rev. VRDO
  (St. Joseph Health)                                                3.25%       6/2/1999                    900            900
California PCR Finance Auth. VRDO (Exxon Project)                    3.20%       6/2/1999                  3,205          3,205
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)       3.30%       6/2/1999                  2,300          2,300
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)       3.35%       6/2/1999                    100            100
City of Chula Vista CA Industrial Rev. VRDO                          3.20%       6/2/1999                    600            600
Irvine CA Assessment Dist. Improvement Boards VRDO                   3.25%       6/2/1999 LOC                400            400
Irvine CA Ranch Water Dist. VRDO                                     3.20%       6/2/1999 LOC              5,300          5,300
Los Angeles County CA TRAN                                           4.50%      6/30/1999                  9,000          9,008
Orange County CA Sanitation Dist. VRDO                               3.25%       6/2/1999 LOC              2,600          2,600
San Diego CA Unified School Dist. COP                                5.25%       7/1/2001                 11,265         11,638
Santa Monica CA Malibu Unified School Dist. Rev.                     5.25%       8/1/2011                  3,695          3,899
Southern California Metro. Water Dist.                               2.95%       6/7/1999                  5,000          4,996
West Basin CA Muni. Water Dist. COP VRDO
  (Phase III Recycled Water Project)                                 2.90%       6/3/1999                  2,100          2,100
OUTSIDE CALIFORNIA:
Puerto Rico TRAN                                                     3.50%      7/30/1999                  5,000          5,002
                                                                                                                     ----------
                                                                                                                         59,452
                                                                                                                     ----------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,193,834)                                                                                                   1,216,077
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
--------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     22,021
Liabilities                                                                                                             (15,820)
                                                                                                                     ----------
                                                                                                                          6,201
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------------
Applicable to 113,311,029 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                          $1,222,278
================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                $10.79
================================================================================================================================

 *See Note A in Notes to Financial Statements.

 +Securities with a value of $1,069,000 have been segregated as initial margin for open futures contracts.

++Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 1999.

For key to abbreviations and other references, see page 29.

--------------------------------------------------------------------------------------------------------
                                                                                      AMOUNT       PER
                                                                                       (000)     SHARE
--------------------------------------------------------------------------------------------------------
AT MAY 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------
Paid in Capital                                                                   $1,200,679    $10.60
Undistributed Net Investment Income                                                       --        --
Accumulated Net Realized Losses--Note E                                               (1,111)     (.01)
Unrealized Appreciation--Notes E and F
 Investment Securities                                                                22,243       .20
 Futures Contracts                                                                       467        --
--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                        $1,222,278    $10.79
========================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE     MARKET
CALIFORNIA INSURED                                                                      MATURITY               AMOUNT     VALUE*
LONG-TERM TAX-EXEMPT FUND                                               COUPON              DATE                (000)      (000)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.7%)
---------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (87.5%)
Anaheim CA Convention Center Finance COP                                0.00%           8/1/2005 (1)          $ 1,250    $   966
Anaheim CA Convention Center Finance COP                                0.00%           8/1/2006 (1)            3,125      2,298
Anaheim CA Convention Center Finance COP                                5.50%           8/1/2014 (1)            5,750      6,021
Anaheim CA Public Improvement Corp. Lease COP VRDO                      2.95%           6/2/1999 (2)            3,475      3,475
Barstow CA Redev. Agency                                                6.25%           9/1/2022 (1)            2,225      2,454
California Dept. of Veteran Affairs                                     5.45%          12/1/2019 (2)           19,505     20,012
California Educ. Fac. Auth. (Point Loma Nazarene Univ.)                 5.00%          12/1/2021 (1)           11,000     10,682
California Educ. Fac. Auth. (Santa Clara Univ.)                         5.25%           9/1/2015 (2)            1,325      1,372
California Educ. Fac. Auth. (Santa Clara Univ.)                         5.25%           9/1/2016 (2)            1,000      1,032
California Educ. Fac. Auth. (Santa Clara Univ.)                         5.25%           9/1/2017 (2)            1,000      1,027
California GO                                                           5.25%          10/1/2014 (3)           15,610     16,015
California GO                                                           6.00%           8/1/2019 (3)              210        225
California GO                                                           7.00%          11/1/2004 (3)(Prere.)    1,935      2,255
California GO                                                           7.00%          11/1/2013 (3)               65         75
California Health Fac. Finance Auth. Rev. (Adventist Health System)     6.75%           3/1/2011 (1)            5,000      5,328
California Health Fac. Finance Auth. Rev.
  (Catholic Health Care West)                                           5.75%           7/1/2015 (2)            4,080      4,304
California Health Fac. Finance Auth. Rev.
  (Catholic Health Care West)                                           6.00%           7/1/2017 (1)           27,900     30,219
California Health Fac. Finance Auth. Rev. (Kaiser Permanente)           5.25%          12/1/2010 (2)            9,785     10,251
California Health Fac. Finance Auth. Rev. (Little Company of Mary)      5.00%          10/1/2020 (2)          15,6551      5,136
California Health Fac. Finance Auth. Rev. (San Diego Hosp.)             6.20%           8/1/2020 (1)            3,820      4,119
California Health Fac. Finance Auth. Rev. (Scripps Health)              5.00%          10/1/2018 (1)            7,355      7,141
California Health Fac. Finance Auth. Rev. (Scripps Health)              5.00%          10/1/2022 (1)            5,760      5,567
California Health Fac. Finance Auth. Rev. (Sutter Health)               5.35%          8/15/2028 (1)            7,365      7,457
California Health Fac. Finance Auth. Rev.
  (UCSF Stanford Health Care)                                           5.00%         11/15/2018 (2)           10,000      9,709
California Health Fac. Finance Auth. Rev. VRDO
  (Catholic Health Care West)                                           2.90%           6/2/1999 (1)            5,100      5,100
California Housing Finance Agency Multifamily Housing Rev.             8.625%           8/1/2015 (1)              145        150
California Public Works Board Rev. (Dept. of Corrections)               5.50%          12/1/2012 (1)            2,000      2,108
California Public Works Board Rev. (Dept. of Corrections)               5.50%           1/1/2017 (2)           22,285     23,007
California Public Works Board Rev. (Dept. of Corrections)              5.625%          11/1/2016 (1)            9,200      9,677
California Public Works Board Rev. (Univ. of California)               5.375%          10/1/2017 (2)            8,250      8,441
Calleguas-Las Virgenes CA Public Finance Auth. Rev.                     5.00%          11/1/2017 (4)            3,435      3,398
Calleguas-Las Virgenes CA Public Finance Auth. Rev.                     5.00%          11/1/2023 (4)           13,500     13,092
Capistrano CA Unified Public Schools                                    5.70%           9/1/2016 (2)           10,000     10,566
Central Coast CA Water Auth. Rev.                                       5.00%          10/1/2022 (2)            7,500      7,278
Chino CA Basin Finance Auth. Muni. Water Dist.                          6.00%           8/1/2016 (2)            5,500      5,887
Clovis CA Unified School Dist.                                          0.00%           8/1/2007 (3)           15,000     10,459
Clovis CA Unified School Dist.                                          0.00%           8/1/2008 (3)           14,265      9,432
Clovis CA Unified School Dist.                                          0.00%           8/1/2009 (3)           19,725     12,397
Clovis CA Unified School Dist.                                          0.00%           8/1/2010 (3)           21,485     12,770
Clovis CA Unified School Dist.                                          0.00%           8/1/2011 (3)            1,625        912
Contra Costa CA COP                                                     5.50%           6/1/2012 (2)            6,850      7,206
Contra Costa CA Water Dist. Rev.                                        5.50%          10/1/2019 (1)            5,000      5,152
Culver City CA Redev. Finance Auth.                                     6.75%          11/1/1999 (2)(Prere.)      955        987
East Bay CA Muni. Util. Dist. Waste Water Treatment System Rev.         6.50%           6/1/2004 (2)(Prere.)    2,000      2,265
Eastern CA Muni. Water. Dist. Water & Sewer Rev.                        6.75%           7/1/2012 (3)            8,500     10,180
El Dorado County CA Public Agency Finance Auth. Rev.                    5.50%          2/15/2016 (3)            9,000      9,314
Elsinore Valley CA Muni. Water Dist. COP                                6.00%           7/1/2012 (3)            2,210      2,486
Encina CA Power Auth. Waste Water Rev.                                 6.875%           8/1/1999 (3)(Prere.)    3,650      3,746
Escondido CA Union High School Dist.                                    0.00%          11/1/2020 (1)            3,000        976
Fresno CA Water System Rev.                                             5.00%           6/1/2024 (3)            3,000      2,908
Glendale CA Hosp. Rev. (Adventist Health System)                        6.00%           3/1/2014 (1)            3,000      3,162
Imperial Irrigation Dist. of California Electric Rev.                   5.00%          11/1/2018 (1)            6,900      6,790
Kern CA High School Dist.                                               6.25%           8/1/2011 (1)            1,065      1,226
Kern CA High School Dist.                                               6.40%           8/1/2014 (1)            1,490      1,746
Kern CA High School Dist.                                               6.40%           8/1/2015 (1)            1,645      1,926
Kern CA High School Dist.                                               6.40%           8/1/2016 (1)            1,815      2,126

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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE       MARKET
CALIFORNIA INSURED                                                                   MATURITY                 AMOUNT       VALUE*
LONG-TERM TAX-EXEMPT FUND                                            COUPON              DATE                  (000)        (000)
----------------------------------------------------------------------------------------------------------------------------------
King County CA Joint Unified High School Dist.                        5.00%          8/1/2020 (1)            $ 2,695      $ 2,629
La Quinta CA Redev. Agency (Tax Allocation Project)                   7.30%          9/1/2010 (1)              1,145        1,413
Long Beach CA Finance Auth. Rev.                                      5.50%         10/1/2018 (1)              5,030        5,223
Long Beach CA Finance Auth. Rev.                                      6.00%         11/1/2017 (2)              2,000        2,234
Los Angeles CA Department of Water & Power Rev.                       5.00%        10/15/2017 (1)             11,600       11,476
Los Angeles CA Department of Water & Power Rev.                       5.00%        10/15/2018 (1)             11,600       11,443
Los Angeles CA Unified School Dist.                                   5.00%          7/1/2021 (3)             12,000       11,656
Los Angeles CA Unified School Dist.                                   5.00%          7/1/2023 (3)             10,000        9,700
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.00%          7/1/2012 (4)              8,090        8,252
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.00%          7/1/2023 (2)             21,100       20,467
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%          7/1/2011 (4)              9,570       10,049
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%          7/1/2023 (2)             13,025       13,065
Los Angeles County CA Metro. Transp. Auth. Sales Tax Rev.             5.25%          7/1/2027 (1)              8,210        8,233
MSR California Public Power Agency (San Juan Project)                6.125%          7/1/2013 (2)              8,000        9,111
MSR California Public Power Agency (San Juan Project)                 6.75%          7/1/2020 (1)(ETM)        38,785       45,928
MSR California Public Power Agency VRDO (San Juan Project)            3.25%          6/2/1999 (1)              2,100        2,100
Metro. Water Dist. of Southern California Rev.                        5.50%          7/1/2025 (1)             20,000       20,577
Modesto CA Irrigation Dist. Finance Auth. Rev.
  (Domestic Water Project)                                            5.75%          9/1/2005 (2)(Prere.)      3,750        4,162
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)     6.50%         10/1/2011 (2)              8,125        9,453
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)     6.50%         10/1/2022 (2)              9,750       11,462
North City West CA School Fac. Finance Auth.                          6.00%          9/1/2019 (4)              2,000        2,148
Northern California Power Agency                                      5.00%          8/1/2025 (2)             15,000       14,469
Northern California Power Agency (Hydro Electric Project)             6.00%          7/1/2009 (1)              7,530        8,444
Northern California Power Agency (Hydro Electric Project)             6.30%          7/1/2018 (1)             10,000       11,493
Northern California Power Agency (Hydro Electric Project)             7.50%          7/1/2021 (2)(Prere.)      1,810        2,341
Oakland CA Building Auth. Lease Rev. (Harris Building)                5.00%          4/1/2023 (2)              4,000        3,880
Oakland CA Building Auth. Lease Rev. (Harris Building)                5.25%          4/1/2010 (2)              5,495        5,793
Oakland CA Redev. Agency (Central Dist. Project)                      5.50%          2/1/2014 (2)              5,500        5,884
Pasadena CA Unified School Dist.                                      5.00%          5/1/2023 (3)              5,155        5,001
Pomona CA Unified School Dist. GO                                     5.60%          8/1/2014 (1)              1,585        1,722
Pomona CA Unified School Dist. GO                                     5.60%          8/1/2015 (1)              2,000        2,164
Pomona CA Unified School Dist. GO                                     5.60%          8/1/2016 (1)              1,000        1,079
Pomona CA Unified School Dist. GO                                     7.50%          8/1/2017 (1)              2,540        3,289
Port of Oakland CA Rev.                                               5.40%         11/1/2017 (1)             16,705       17,168
Port of Oakland CA Rev.                                               5.60%         11/1/2019 (1)             22,280       23,429
Rancho CA Water Dist. Finance Auth. Rev.                             5.875%         11/1/2010 (3)              3,585        3,903
Rancho CA Water Dist. Finance Auth. Rev.                              6.25%          8/1/2012 (3)              3,000        3,205
Redding CA Joint Power Finance Auth. Waste Water Rev.                 5.50%         12/1/2018 (3)              5,400        5,508
Riverside CA Electric Rev.                                           5.375%         10/1/2013 (2)              5,895        6,176
Riverside County CA Transp. Comm. Rev.                                5.75%          6/1/2009 (2)              3,800        4,192
Sacramento CA Finance Auth. Rev.                                      5.25%          5/1/2016 (2)              9,700        9,841
Sacramento CA Finance Auth. Rev.                                      5.25%          5/1/2019 (2)             21,950       22,118
Sacramento CA Finance Auth. Rev.                                     5.375%         11/1/2014 (2)              9,000        9,489
Sacramento CA Finance Auth. Rev.                                      5.40%         11/1/2020 (2)              9,785       10,177
Sacramento CA Muni. Util. Dist. Rev.                                  6.25%         8/15/2010 (1)             33,800       38,673
Sacramento CA Muni. Util. Dist. Rev.                                  6.30%         8/15/2018 (1)             14,000       15,165
Sacramento CA Redev. Agency (Tax Allocation Project)                  6.50%         11/1/2000 (1)(Prere.)      4,850        5,159
Sacramento CA Redev. Agency (Tax Allocation Project)                  6.50%         11/1/2013 (1)                650          688
Sacramento CA Rev. (Cogeneration Project)                             5.00%          7/1/2017 (1)              4,760        4,665
Sacramento County CA Airport System Rev.                              5.00%          7/1/2026 (3)              3,250        3,133
Sacramento County CA Public Fac. Finance Corp. COP
  (Main Detention Fac. Project)                                       5.50%          6/1/2010 (1)              5,760        6,230
San Bernardino County CA COP (Medical Center Financing Project)       5.50%          8/1/2005 (1)(Prere.)     12,790       13,971
San Bernardino County CA COP (Medical Center Financing Project)       6.50%          8/1/2017 (1)             17,915       20,979
San Diego CA Certificates of Undivided Interest in
  Water Util. Fund Rev.                                               5.00%          8/1/2018 (3)              2,000        1,973
San Diego CA Financing Auth. Lease Rev.
  (Convention Center Expansion)                                       5.25%          4/1/2014 (2)              5,680        5,836
San Diego CA Public Fac. Finance Auth. Sewer Rev.                     5.25%         5/15/2027 (3)              6,450        6,470
San Diego CA Unified School Dist. COP                                 5.00%          8/1/2009 (1)              4,875        5,053
San Diego CA Unified School Dist. GO                                  0.00%          7/1/2015 (3)              5,370        2,366
San Diego CA Unified School Dist. GO                                  0.00%          7/1/2016 (3)              4,565        1,889

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                 MATURITY                 AMOUNT       VALUE*
                                                                    COUPON           DATE                  (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
San Diego CA Unified School Dist. GO                                 0.00%       7/1/2018 (3)           $  4,500    $   1,661
San Diego CA Water Auth. Rev. COP                                    5.25%       5/1/2015 (3)             14,290       14,589
San Diego CA Water Util. Rev.                                        5.00%       8/1/2021 (3)              4,975        4,832
San Francisco CA Bay Area Rapid Transit Rev.                         6.75%       7/1/2010 (2)              6,370        7,580
San Francisco CA Bay Area Rapid Transit Rev.                         6.75%       7/1/2011 (2)              7,455        8,890
San Francisco CA Building Auth. Rev. (Civic Center Complex)          5.25%      12/1/2016 (2)             22,575       22,913
San Francisco CA Building Auth. Rev. (Civic Center Complex)          5.25%      12/1/2021 (2)             15,000       15,067
San Francisco CA City & County Airport Rev.                          5.00%       5/1/2023 (3)              8,500        8,145
San Francisco CA City & County Airport Rev.                          5.65%       5/1/2006 (3)(Prere.)      6,200        6,813
San Francisco CA City & County Airport Rev.                          6.00%       5/1/2003 (1)(Prere.)      1,915        2,096
San Francisco CA City & County Airport Rev.                          6.00%       5/1/2010 (1)              1,640        1,773
San Francisco CA City & County Airport Rev.                          6.00%       5/1/2011 (1)              1,720        1,859
San Francisco CA City & County Airport Rev.                          6.00%       5/1/2020 (1)              5,325        5,671
San Francisco CA City & County Airport Rev.                          6.20%       5/1/2002 (2)(Prere.)      2,410        2,618
San Francisco CA City & County Airport Rev.                          6.20%       5/1/2006 (2)              2,995        3,238
San Francisco CA City & County Airport Rev.                          6.20%       5/1/2008 (2)                595          643
San Francisco CA City & County Airport Rev.                          6.30%       5/1/2002 (2)(Prere.)      2,005        2,183
San Francisco CA City & County Airport Rev.                          6.30%       5/1/2011 (2)              2,995        3,237
San Francisco CA City & County Airport Rev.                          6.50%       5/1/2003 (1)(Prere.)        545          607
San Francisco CA City & County Airport Rev.                          6.50%       5/1/2006 (1)              2,735        3,027
San Francisco CA City & County Airport Rev.                          6.60%       5/1/2003 (1)(Prere.)        410          458
San Francisco CA City & County Airport Rev.                          6.60%       5/1/2007 (1)              2,080        2,309
San Francisco CA City & County Airport Rev.                         6.625%       5/1/2003 (1)(Prere.)        620          693
San Francisco CA City & County Airport Rev.                         6.625%       5/1/2008 (1)              3,100        3,445
San Francisco CA City & County Airport Rev.                          6.70%       5/1/2003 (1)(Prere.)        665          745
San Francisco CA City & County Airport Rev.                          6.70%       5/1/2009 (1)              3,305        3,681
San Francisco CA City & County GO                                    5.00%      6/15/2016 (3)             10,000        9,932
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.          0.00%      1/15/2021 (1)             12,385        3,945
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.         5.375%      1/15/2029 (1)             34,290       34,816
San Jose CA Redev. Agency (Merged Area Redev. Project)               5.00%       8/1/2020 (1)              3,500        3,393
San Jose CA Redev. Agency (Merged Area Redev. Project)               6.00%       8/1/2011 (1)              8,845        9,945
San Mateo County CA Finance Auth. Rev.                               6.50%       7/1/2013 (1)             14,560       16,885
San Ramon Valley Unified School Dist. GO                             0.00%       7/1/2009 (3)              4,895        3,075
San Ramon Valley Unified School Dist. GO                             0.00%       7/1/2010 (3)              7,050        4,179
San Ramon Valley Unified School Dist. GO                             0.00%       7/1/2011 (3)              7,355        4,111
San Ramon Valley Unified School Dist. GO                             0.00%       7/1/2012 (3)              6,645        3,503
San Ramon Valley Unified School Dist. GO                             0.00%       7/1/2013 (3)              7,430        3,705
San Ramon Valley Unified School Dist. GO                             0.00%       7/1/2014 (3)              8,290        3,900
San Ramon Valley Unified School Dist. GO                             0.00%       7/1/2015 (3)              5,605        2,481
Santa Ana CA Finance Auth. Rev.                                      6.25%       7/1/2016 (1)              5,345        6,126
Santa Ana CA Finance Auth. Rev.                                      6.25%       7/1/2017 (1)              2,000        2,290
Santa Clara CA Redev. Agency (Bayshore North Project)                7.00%       7/1/2010 (2)              7,000        8,309
Santa Clara CA Valley Water Dist. COP                                6.00%       2/1/2024 (3)             20,000       21,322
Santa Clara County CA Finance Auth. Rev.                             5.00%     11/15/2017 (2)              5,500        5,441
Santa Clara County CA Finance Auth. Rev.
  (Multiple Fac. Project-2000)                                       5.50%      5/15/2013 (2) ++           5,050        5,251
Santa Clara County CA Finance Auth. Rev.
  (Multiple Fac. Project-2000)                                       5.50%      5/15/2014 (2) ++           5,325        5,497
Santa Clara County CA Finance Auth. Rev.
  (Multiple Fac. Project-2000)                                       5.50%      5/15/2015 (2) ++           5,620        5,745
Santa Rosa CA Waste Water Rev.                                       6.00%       9/1/2015 (3)              5,580        6,255
Santa Rosa CA Waste Water Rev.                                       6.25%       9/1/2002 (3)(Prere.)      7,075        7,713
Santa Rosa CA Waste Water Service Fac. Dist.                         6.00%       7/2/2015 (2)              7,000        7,842
Sante Fe Springs CA Redev. Agency                                    6.00%       9/1/2014 (1)              5,350        5,762
South Coast CA Air Quality Management Dist. Rev.                     5.50%       8/1/2014 (1)              8,000        8,358
South Coast CA Air Quality Management Dist. Rev.                     6.00%       8/1/2011 (2) +            3,200        3,598
South County CA Regional Waste Water Auth. (Gilroy)                  5.50%       8/1/2022 (3)              8,625        9,080
South Orange County CA Public Finance Auth. Rev.                     7.00%       9/1/2011 (1)              3,000        3,647
South Orange County CA Public Finance Auth. Rev.                     9.50%      8/15/2004 (1)              3,000        3,761
Southern California Public Power Auth. (Palo Verde Project)          7.00%       7/1/1999 (2)(Prere.)      1,395        1,400
Southern California Public Power Auth. (Palo Verde Project)          7.00%       7/1/2007 (2)              1,070        1,074
Southern California Public Power Auth. (Palo Verdo Project)          7.00%       7/1/2010 (2)              1,635        1,641

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE       MARKET
CALIFORNIA INSURED                                                                   MATURITY                 AMOUNT       VALUE*
LONG-TERM TAX-EXEMPT FUND                                            COUPON              DATE                  (000)        (000)
----------------------------------------------------------------------------------------------------------------------------------
Southern California Public Power Auth. (Transmission Project)         5.75%          7/1/2021 (1)            $ 3,000      $ 3,151
Three Valley CA Muni. Water Dist. COP                                 5.25%         11/1/2010 (3)              4,220        4,347
Tulare County CA COP                                                  5.00%         8/15/2014 (1)              5,065        5,135
Tulare County CA COP                                                  5.00%         8/15/2015 (1)              6,460        6,495
Ukiah CA Electric Rev.                                                6.00%          6/1/2008 (1)              4,565        5,096
Ukiah CA Electric Rev.                                                6.25%          6/1/2018 (1)              6,000        6,881
Univ. of California Rev. (Medical Center)                             5.75%          7/1/2012 (2)             10,395       11,115
Univ. of California Rev. (Medical Center)                             5.75%          7/1/2014 (2)             12,160       12,956
Univ. of California Rev. (Medical Center)                             5.75%          7/1/2024 (2)             10,000       10,483
Univ. of California Rev. (Medical Center)                             6.00%          7/1/2026 (2)             11,000       11,802
Univ. of California Rev. (Multiple Purpose Project)                  5.125%          9/1/2020 (1)             18,000       17,849
Univ. of California Rev. (Multiple Purpose Project)                   6.25%          9/1/2002 (1)(Prere.)     10,000       10,946
Walnut CA Public Finance Auth.                                        6.00%          9/1/2015 (1)              5,000        5,270
Walnut Valley CA Unified School Dist.                                 6.00%          8/1/2012 (2)              1,790        2,020
Walnut Valley CA Unified School Dist.                                 6.00%          8/1/2013 (2)              1,980        2,235
Walnut Valley CA Unified School Dist.                                 6.00%          8/1/2014 (2)              2,205        2,490
Walnut Valley CA Unified School Dist.                                 6.00%          8/1/2015 (2)              2,470        2,783
Walnut Valley CA Unified School Dist.                                 6.00%          8/1/2016 (2)              2,690        3,034
Walnut Valley CA Unified School Dist.                                 6.20%          8/1/2009 (2)              1,270        1,457
West Sacramento CA Finance Auth. Rev.
  (Water System Improvement Project)                                  5.25%          8/1/2008 (3)              2,160        2,247
West Sacramento CA Tax Allocation (Redev. Project)                    6.25%          9/1/2001 (1)(Prere.)      8,250        8,879
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)             6.25%          6/1/2007 (1)              4,260        4,805
Whittier CA Insured Health Fac. Rev. (Presbyterian Hosp.)             6.25%          6/1/2008 (1)              3,530        3,975
OUTSIDE CALIFORNIA:
Puerto Rico Govt. Dev. Bank VRDO                                      3.00%          6/2/1999 (1) LOC          8,500        8,500
                                                                                                                        ---------
                                                                                                                        1,404,512
                                                                                                                        ---------
SECONDARY MARKET INSURED (3.1%)
California GO                                                         5.00%         10/1/2016 (3)              4,380        4,350
California GO                                                         6.25%          9/1/2012 (3)              9,000       10,355
California Public Works Board Rev. (Dept. of Corrections)             6.50%          9/1/2017 (2)             30,000       35,264
                                                                                                                        ---------
                                                                                                                           49,969
                                                                                                                        ---------
NONINSURED (9.1%)
Beverly Hills CA Public Finance Auth. Rev.
  (Capital Improvement Project)                                       5.25%          6/1/2028                 10,000       10,025
California Department of Water (Central Valley Project)               6.40%          6/1/2002 (Prere.)        20,400       22,216
California Educ. Fac. Auth. Rev.
  (Univ. of Southern California Project)                              5.80%         10/1/2015                  6,550        6,979
California Health Fac. Finance Auth. Rev. VRDO
  (Adventist Health System West Sutter Health)                        2.95%          6/3/1999 LOC                800          800
California Health Fac. Finance Auth. Rev. VRDO
  (St. Joseph Health)                                                 3.25%          6/2/1999                 10,500       10,500
California PCR Financing Auth. VRDO (Exxon Project)                   3.20%          6/2/1999                  2,895        2,895
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)      3.00%          6/2/1999 LOC              6,000        6,000
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)      3.30%          6/2/1999 LOC              2,200        2,200
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)      3.35%          6/2/1999                  3,300        3,300
California PCR Financing Auth. VRDO (Pacific Gas & Electric Co.)      3.40%          6/2/1999 LOC              2,005        2,005
California GO PUT                                                     3.20%          6/1/2000                  8,500        8,498
East Bay CA Muni. Util. Dist. Water System Rev.                       5.25%          6/1/2018                  4,000        4,057
East Bay CA Muni. Util. Dist. Water System Rev.                       5.25%          6/1/2019                  4,445        4,501
Irvine CA Assessment Dist. Improvement Boards VRDO                    3.25%          6/2/1999                  5,400        5,400
Irvine CA Assessment Dist. Improvement Boards VRDO
  (Northwest Irvine)                                                  3.25%          6/2/1999 LOC              3,700        3,700
Irvine CA Assessment Dist. Improvement Boards VRDO
  (Oak Creek)                                                         3.25%          6/2/1999 LOC              1,900        1,900
Irvine CA Ranch Water Dist. VRDO                                      3.20%          6/2/1999 LOC              3,600        3,600
Irvine CA Ranch Water Dist. VRDO                                      3.25%          6/2/1999 LOC              6,900        6,900
Los Angeles CA Dept. of Water & Power Electric Plant Rev.             6.50%          4/1/2010                  3,950        4,284
Los Angeles County CA Public Works Rev.                               5.50%         10/1/2012                  6,750        7,126
Metro. Water Dist. of Southern California                             8.00%          7/1/2008                  2,000        2,531
Orange County CA Sanitation Dist. VRDO                                3.25%          6/2/1999 LOC              3,700        3,700
Riverside County CA Public Fac. Project VRDO                          3.00%          6/8/1999 LOC              2,000        2,000

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE     MARKET
                                                                                 MATURITY              AMOUNT     VALUE*
                                                                    COUPON           DATE               (000)      (000)
-------------------------------------------------------------------------------------------------------------------------
San Diego Water Auth. Rev. COP                                       5.00%       5/1/2017             $ 2,300   $  2,268
West Basin CA Muni. Water Dist. COP VRDO
  (Phase III Recycled Water Project)                                 2.90%       6/3/1999               9,000      9,000
OUTSIDE CALIFORNIA:
Puerto Rico Highway & Transp. Auth. VRDO                             3.00%       6/2/1999 LOC             200        200
Puerto Rico TRAN                                                     3.50%      7/30/1999              10,000     10,004
                                                                                                                 -------
                                                                                                                 146,589
                                                                                                                 -------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,524,561)                                                                                            1,601,070
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              25,500
Liabilities                                                                                                      (20,113)
                                                                                                                --------
                                                                                                                   5,387
                                                                                                                --------
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 140,838,075 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                   $1,606,457
=========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                         $11.41
=========================================================================================================================

 *See Note A in Notes to Financial Statements.

 +Securities segregated as initial margin for open futures contracts.

++Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 1999.

For key to abbreviations and other references, see below.

---------------------------------------------------------------------------------------------------------
AT MAY 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT        PER
                                                                                        (000)      SHARE
---------------------------------------------------------------------------------------------------------
Paid in Capital                                                                    $1,530,311     $10.87
Undistributed Net Investment Income                                                        --         --
Overdistributed Net Realized Gains--Note E                                             (1,339)      (.01)
Unrealized Appreciation--Notes E and F

 Investment Securities                                                                 76,509        .54
 Futures Contracts                                                                        976        .01
---------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                        $1,606,457     $11.41
=========================================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.
(ETM)--Escrowed To Maturity.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.

The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------------------------
                                                                               CALIFORNIA    CALIFORNIA
                                                             CALIFORNIA           INSURED       INSURED
                                                             TAX-EXEMPT INTERMEDIATE-TERM     LONG-TERM
                                                           MONEY MARKET        TAX-EXEMPT    TAX-EXEMPT
                                                                   FUND              FUND          FUND
                                                           ---------------------------------------------
                                                                   SIX MONTHS ENDED MAY 31, 1999
                                                           ---------------------------------------------
                                                                  (000)             (000)         (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                    $29,510           $25,523       $39,204
                                                           ---------------------------------------------
       Total Income                                              29,510            25,523        39,204
                                                           ---------------------------------------------
EXPENSES
    The Vanguard Group--Note B
       Investment Advisory Services                                 121                64            92
       Management and Administrative                              1,681               761         1,222
       Marketing and Distribution                                   271               137           145
    Custodian Fees                                                   11                 5             7
    Auditing Fees                                                     4                 4             4
    Shareholders' Reports                                            12                 5            10
    Trustees' Fees and Expenses                                       1                 1             1
                                                           ---------------------------------------------
       Total Expenses                                             2,101               977         1,481
       Expenses Paid Indirectly--Note C                             (11)               (9)           (7)
                                                           ---------------------------------------------
       Net Expenses                                               2,090               968         1,474
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            27,420            24,555        37,730
--------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                       13               283           482
    Futures Contracts                                                --             1,107         5,291
--------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                    13             1,390         5,773
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                            --           (19,869)      (37,261)
    Futures Contracts                                                --               672         1,858
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     --           (19,197)      (35,403)
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $27,433          $  6,748      $  8,100
========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                                      CALIFORNIA                  CALIFORNIA INSURED
                                                                      TAX-EXEMPT                   INTERMEDIATE-TERM
                                                                   MONEY MARKET FUND                TAX-EXEMPT FUND
                                                           ------------------------------  -----------------------------
                                                             SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                                  ENDED           ENDED           ENDED           ENDED
                                                           MAY 31, 1999   NOV. 30, 1998    MAY 31, 1999   NOV. 30, 1998
                                                                  (000)           (000)           (000)           (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                   $    27,420    $     58,937    $     24,555    $     35,732
    Realized Net Gain (Loss)                                         13               1           1,390          (1,042)
    Change in Unrealized Appreciation (Depreciation)                 --              --         (19,197)         21,816
                                                           -------------------------------------------------------------
       Net Increase in Net Assets
           Resulting from Operations                             27,433          58,938           6,748          56,506
                                                           -------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                       (27,420)        (58,937)        (24,555)        (35,732)
    Realized Capital Gain                                            --              --              --              --
                                                           -------------------------------------------------------------
       Total Distributions                                      (27,420)        (58,937)        (24,555)        (35,732)
                                                           -------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                    1,328,785       2,145,061         382,796         561,031
    Issued in Lieu of Cash Distributions                         25,331          54,801          19,430          27,849
    Redeemed                                                 (1,197,807)     (2,029,569)       (168,234)       (199,993)
                                                           -------------------------------------------------------------
       Net Increase from Capital Share Transactions             156,309         170,293         233,992         388,887
------------------------------------------------------------------------------------------------------------------------
    Total Increase                                              156,322         170,294         216,185         409,661
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                       1,970,226       1,799,932       1,006,093         596,432
                                                           -------------------------------------------------------------
    End of Period                                            $2,126,548      $1,970,226      $1,222,278      $1,006,093
========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                    1,328,785       2,145,061          35,055          51,907
    Issued in Lieu of Cash Distributions                         25,331          54,801           1,781           2,573
    Redeemed                                                 (1,197,807)     (2,029,569)        (15,416)        (18,538)
                                                           -------------------------------------------------------------
       Net Increase in Shares Outstanding                       156,309         170,293          21,420          35,942
========================================================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                  CALIFORNIA
                                                                                  INSURED LONG-TERM
                                                                                  TAX-EXEMPT FUND
                                                                         --------------------------------
                                                                            SIX MONTHS             YEAR
                                                                                 ENDED            ENDED
                                                                          MAY 31, 1999    NOV. 30, 1998
                                                                                 (000)            (000)
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                 $     37,730    $      66,239
    Realized Net Gain (Loss)                                                     5,773           13,608
    Change in Unrealized Appreciation (Depreciation)                           (35,403)          26,524
                                                                          -------------------------------
       Net Increase in Net Assets Resulting from Operations                      8,100          106,371
                                                                          -------------------------------
DISTRIBUTIONS
    Net Investment Income                                                      (37,730)         (66,239)
    Realized Capital Gain                                                      (14,028)          (7,325)
                                                                          -------------------------------
       Total Distributions                                                     (51,758)         (73,564)
                                                                          -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                     270,221          398,698
    Issued in Lieu of Cash Distributions                                        36,692           50,100
    Redeemed                                                                  (145,354)        (199,574)
                                                                          -------------------------------
       Net Increase from Capital Share Transactions                            161,559          249,224
---------------------------------------------------------------------------------------------------------
    Total Increase                                                             117,901          282,031
---------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                      1,488,556        1,206,525
                                                                          -------------------------------
    End of Period                                                           $1,606,457       $1,488,556
=========================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                                      23,312           34,419
    Issued in Lieu of Cash Distributions                                         3,171            4,327
    Redeemed                                                                   (12,547)         (17,261)
                                                                          -------------------------------
       Net Increase in Shares Outstanding                                       13,936           21,485
=========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

-----------------------------------------------------------------------------------------------------------------------------
                                                                               CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
FOR A SHARE OUTSTANDING                                                                YEAR ENDED NOVEMBER 30,
                                                       SIX MONTHS ENDED   ---------------------------------------------------
THROUGHOUT EACH PERIOD                                   MAY 31, 1999      1998       1997       1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $1.00     $1.00      $1.00      $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .013      .031       .034       .033       .036       .026
    Net Realized and Unrealized Gain (Loss)
       on Investments                                              --        --         --         --         --         --
                                                             ----------------------------------------------------------------
       Total from Investment Operations                          .013      .031       .034       .033       .036       .026
                                                             ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.013)    (.031)     (.034)     (.033)     (.036)     (.026)
    Distributions from Realized Capital Gains                      --        --         --         --         --         --
                                                             ----------------------------------------------------------------
       Total Distributions                                      (.013)    (.031)     (.034)     (.033)     (.036)     (.026)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $1.00     $1.00      $1.00      $1.00      $1.00      $1.00
=============================================================================================================================

TOTAL RETURN                                                     1.35%     3.10%      3.41%      3.32%      3.69%      2.59%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                        $2,127    $1,970     $1,800     $1,443    $1,202     $1,159
    Ratio of Total Expenses to
       Average Net Assets                                       0.21%*     0.20%      0.18%      0.19%      0.20%      0.19%
    Ratio of Net Investment Income to
       Average Net Assets                                       2.69%*     3.05%      3.35%      3.27%      3.61%      2.57%
=============================================================================================================================

*Annualized.

-----------------------------------------------------------------------------------------------------------------------------
                                                                    CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND
                                                                             YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED    ----------------------------------------     MAR. 4* TO
THROUGHOUT EACH PERIOD                              MAY 31, 1999      1998       1997       1996       1995   NOV. 30, 1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.95    $10.66     $10.58     $10.44    $  9.64          $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .239      .489       .505       .508       .511            .346
    Net Realized and Unrealized Gain (Loss)
       on Investments                                      (.160)     .290       .102       .140       .800           (.360)
                                                          -------------------------------------------------------------------
       Total from Investment Operations                     .079      .779       .607       .648      1.311           (.014)
                                                          -------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.239)    (.489)     (.505)     (.508)     (.511)          (.346)
    Distributions from Realized Capital Gains                 --        --      (.022)        --         --              --
                                                          -------------------------------------------------------------------
       Total Distributions                                 (.239)    (.489)     (.527)     (.508)     (.511)          (.346)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.79    $10.95     $10.66     $10.58     $10.44         $  9.64
=============================================================================================================================

TOTAL RETURN                                               0.72%     7.47%      5.91%      6.41%     13.88%          -0.19%
=============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                  $1,222    $1,006       $596       $343       $206            $100
    Ratio of Total Expenses to
       Average Net Assets                                0.17%**     0.19%      0.18%      0.19%      0.21%         0.19%**
    Ratio of Net Investment Income to
       Average Net Assets                                4.39%**     4.52%      4.78%      4.90%      5.05%         4.97%**
    Portfolio Turnover Rate                                 4%**        2%        10%        21%        11%              6%
=============================================================================================================================

 *Inception.
**Annualized.

----------------------------------------------------------------------------------------------------------------------------
                                                                          CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                     YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED    ----------------------------------------------------
THROUGHOUT EACH PERIOD                                  MAY 31, 1999      1998       1997       1996       1995       1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.73    $11.45     $11.42     $11.27    $  9.92     $11.30
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .281      .577       .592       .598       .602       .604
    Net Realized and Unrealized Gain (Loss)
       on Investments                                          (.210)     .349       .121       .150      1.350     (1.228)
                                                          ------------------------------------------------------------------
       Total from Investment Operations                         .071      .926       .713       .748      1.952      (.624)
                                                          ------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.281)    (.577)     (.592)     (.598)     (.602)     (.604)
    Distributions from Realized Capital Gains                  (.110)    (.069)     (.091         --         --      (.152)
                                                          ------------------------------------------------------------------
       Total Distributions                                     (.391)    (.646)     (.683)     (.598)     (.602)     (.756)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $11.41    $11.73     $11.45     $11.42     $11.27    $  9.92
============================================================================================================================

TOTAL RETURN                                                   0.60%     8.31%      6.52%      6.91%     20.11%     -5.88%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                      $1,606    $1,489     $1,207     $1,066       $975       $834
    Ratio of Total Expenses to
       Average Net Assets                                     0.19%*     0.19%      0.16%      0.19%      0.20%      0.19%
    Ratio of Net Investment Income to
       Average Net Assets                                     4.86%*     4.98%      5.26%      5.38%      5.59%      5.60%
    Portfolio Turnover Rate                                      6%*       15%        21%        23%        23%        28%
============================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Exempt Funds comprises the California Tax-Exempt Money Market Fund, California Insured Intermediate-Term Tax-Exempt Fund, and California Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. FUTURES CONTRACTS: The Insured Intermediate-Term and Insured Long-Term Tax-Exempt Funds may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

      5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

----------------------------------------------------------------------------------------------
                                       CAPITAL CONTRIBUTED    PERCENTAGE         PERCENTAGE
                                           TO VANGUARD          OF FUND         OF VANGUARD'S
           CALIFORNIA TAX-EXEMPT FUND         (000)           NET ASSETS       CAPITALIZATION
----------------------------------------------------------------------------------------------
           Money Market                       $315           0.02%                0.4%
           Insured Intermediate-Term           189           0.02                 0.3
           Insured Long-Term                   245           0.02                 0.3
----------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 1999, these arrangements reduced expenses by:

--------------------------------------------------------------------------------------------
                                                                         EXPENSE
                                                                        REDUCTION
                                                                          (000)
                                                            --------------------------------
                                                            MANAGEMENT AND        CUSTODIAN
           CALIFORNIA TAX-EXEMPT FUND                       ADMINISTRATIVE          FEES
--------------------------------------------------------------------------------------------
           Money Market                                           --                 $11
           Insured Intermediate-Term                              $4                   5
           Insured Long-Term                                      --                   7
--------------------------------------------------------------------------------------------

D. During the six months ended May 31, 1999, purchases and sales of investment securities other than temporary cash investments were:

------------------------------------------------------------------------------------------
                                                                           (000)
                                                              ----------------------------
           CALIFORNIA TAX-EXEMPT FUND                         PURCHASES            SALES
------------------------------------------------------------------------------------------
           Insured Intermediate-Term                          $208,063            $21,303
           Insured Long-Term                                   134,807             47,834
------------------------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Intermediate-Term Tax-Exempt Fund and the Insured Long-Term Tax-Exempt Fund had realized losses totaling $1,950,000 and $7,986,000, respectively, through November 30, 1998, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). For federal income tax purposes at November 30, 1998, the funds had the following capital losses available to offset future capital gains:

----------------------------------------------------------------------------------------------
                                                                  CAPITAL LOSS
                                                        --------------------------------------
                                                                                 EXPIRATION
                                                                               FISCAL YEAR(S)
                                                             AMOUNT                ENDING
           CALIFORNIA TAX-EXEMPT FUND                         (000)              NOVEMBER 30
----------------------------------------------------------------------------------------------
           Money Market                                     $  (65)              2000-2006
           Insured Intermediate-Term                          (756)              2005-2006
----------------------------------------------------------------------------------------------

F. At May 31, 1999, net unrealized appreciation of investment securities for federal income tax purposes was:

----------------------------------------------------------------------------------------------
                                                                 (000)
                                          ----------------------------------------------------
                                           APPRECIATED        DEPRECIATED      NET UNREALIZED
           CALIFORNIA TAX-EXEMPT FUND      SECURITIES         SECURITIES        APPRECIATION
----------------------------------------------------------------------------------------------
           Insured Intermediate-Term        $24,894           $(4,601)            $20,293
           Insured Long-Term                 77,144            (8,621)             68,523
----------------------------------------------------------------------------------------------

      At May 31, 1999, the aggregate settlement value of open futures contracts expiring through September 1999 and the related unrealized appreciation were:

----------------------------------------------------------------------------------------------
                                                                           (000)
                                                             ---------------------------------
           CALIFORNIA                                          AGGREGATE
           TAX-EXEMPT FUND/                 NUMBER OF         SETTLEMENT         UNREALIZED
           FUTURES CONTRACTS             SHORT CONTRACTS         VALUE          APPRECIATION
----------------------------------------------------------------------------------------------
           Insured Intermediate-Term/
            U.S. Treasury Note                107              $12,004              $467
           Insured Long-Term/
            U.S. Treasury Bond                520               61,198               976
----------------------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH

Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.

   Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.

   On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO

We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.

      If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).

      Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

THE VANGUARD FAMILY OF FUNDS


STOCK FUNDS
---------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital
  Appreciation Fund*
Tax-Managed Growth and
  Income Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund


BALANCED FUNDS
---------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative
  Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate
  Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund


BOND FUNDS
---------------------------------------------------
Admiral Intermediate-Term
  Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond
  Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*


MONEY MARKET FUNDS
---------------------------------------------------
Admiral Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
---------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


*Offers Institutional Shares.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; Retired Vice Chairman and Director af RJR Nabisco; Director of Teco Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                   VANGUARD
                                  MILESTONES

                                   [PHOTO]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."


                                   [PHOTO]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.


                                   [PHOTO]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q752-07/21/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.